                                                                   Exhibit 10.49
                                                                   -------------

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                ------------------------------------------------


  THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of December 16, 1997, between PREMIER GRAPHICS, INC., a Delaware corporation (the "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation,
 --------
for itself and as agent for certain participants (in such capacity, together with its successors in such capacity, the "Lender").
                                           ------

                                 RECITALS

  A. Borrower and Lender entered into that certain Term and CAPEX Loan and Security Agreement dated as of June 19, 1997, as amended by that certain First Amendment to Term and CAPEX Loan and Security Agreement dated as of September 26, 1997 (as amended, the "Original Agreement").
                           ------------------

  B. Borrower and Lender desire to amend, restate and modify (but not extinguish) the Original Agreement as set forth herein.

  C. Capitalized terms used herein shall have the meanings ascribed to them on Annex A. All Schedules, Annexes, Attachments and Exhibits hereto, or expressly
-------
identified to this Agreement, are incorporated herein by reference, and taken together, shall constitute but a single agreement. Unless otherwise expressly set forth herein, or in a written amendment referring to such Schedules and Annexes, all Schedules and Annexes referred to herein shall mean the Schedules as in effect at the Closing Date. As used herein, the plural shall include the singular, the singular includes the plural, and pronouns in any gender (masculine, feminine or neuter) all apply to all genders. These Recitals shall be construed as part of this Agreement.

  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.  AMOUNT AND TERMS OF TERM LOANS AND ACQUISITION LINE

  1.1  Term Loans.
       -----------

       (a) Lender agrees to make (i) a term loan ("Term Loan A") to Borrower on
                                                   -----------
the Closing Date in the principal amount of $30,000,000.00 and (ii) a term loan ("Term Loan B") to Borrower on the Closing Date in the principal amount of
  -----------
$17,800,000.00 (Term Loan A and Term

Loan B, collectively, the "Term Loan"). The Term Loan shall be secured
                           ---------
by all of the Collateral. Borrower may not reborrow any amount repaid with respect to the Term Loan.

       (b) Term Loan A made by the Lender shall be evidenced by a single promissory note of Borrower for the Lender substantially in the form of Exhibit
                                                                        -------
B-1 hereto, dated the date hereof, payable to such Lender in a principal amount
---
equal to the sum of the amount of Term Loan A plus the amount of the Acquisition
                                              ----
Line Commitment and otherwise duly completed ("Note A").  The Term Loan B shall
                                               ------
be evidenced by a single promissory note of Borrower for the Lender substantially in the form of Exhibit B-2 hereto, dated the date hereof, payable
                             -----------
to such Lender in a principal amount equal to the sum of the amount of the Term Loan B plus the amount of the Acquisition Line Commitment and otherwise duly
       ----
completed ("Note B").  The date, amount and interest rate of the Term Loan made
            ------
by the Lender and each payment of principal with respect thereto shall be recorded on the books and records of the Lender which books and records shall constitute prima facie evidence of the accuracy of the information therein
           ----- -----
recorded.

       (c) The unpaid principal balance of Term Loan A shall be repayable in twenty (20) consecutive quarterly installments, the first of which shall be due on January 1, 1998 in the amount of $640,625.00 and shall be followed by nineteen (19) equal installments in the amount of $937,500.00 each which shall be due commencing on April 1, 1998, and shall continue to be due on the first
(1st) day of each calendar quarter thereafter, together with a twenty-first
(21st) and final installment of principal on Term Loan A in the amount equal to the remaining unpaid principal balance of Term Loan A, which shall be due on the Termination Date. The unpaid principal balance of Term Loan B shall be repayable in nineteen (19) equal consecutive quarterly installments in the amount of $25,000.00 each which shall be due commencing on April 1, 1998, and shall continue to be due on the first (1st) day of each calendar quarter thereafter, together with a twentieth (20th) and final installment of principal on Term Loan B in the amount equal to the remaining unpaid principal balance of Term Loan B, which shall be due on the Termination Date.

       (d) Any full or partial prepayment of principal on the Term Loan shall be subject to the following terms and conditions:

          (i) (x) Any voluntary prepayment in whole or in part of the Term Loan made prior to the fifth anniversary of the Closing Date will obligate Borrower to pay the appropriate Prepayment Fee and/or Breakage Cost if applicable as provided in Annex C and (y) a prepayment of all or any part of the Term Loan
            -------
which constitutes a LIBOR Loan may be made without penalty or premium by Borrower only on the last day of the Interest Period applicable thereto and if any such prepayment is made on a day that is not the last day of the applicable Interest Period, Borrower shall be obligated to pay to the Lender any additional amounts due under Section 1.12 hereof; and
                  ------------

          (ii) Any partial prepayment of the Term Loan (whether voluntary or mandatory) shall be applied to installments of principal due thereon (allocated among Term Loan A and Term Loan B in proportion to the relative principal amount of the Term Loan outstanding under each, unless such prepayment is financed with
                                         ------
the proceeds of an initial public offering of the capital stock of the Borrower, in which case it shall be allocated first to the Loans outstanding under the Note B and, if the Note B is paid in full, then to the Loans outstanding under the Note A) in their inverse order of maturity.

       (e) The Borrower shall use the proceeds of the Term Loan to refinance existing indebtedness of the Borrower and to refinance the existing indebtedness and finance the acquisition of all of the stock of Phoenix Communications, Inc., King Mailing Services, Inc. and Jones Printing Company, Inc.

  1.2  Acquisition Line Advances.
       --------------------------

       (a) Upon and subject to the terms and conditions hereof, the Lender agrees to make available, from time to time, until December 15, 2002, for Borrower's use and upon the request of Borrower therefor to the Lender, advances (each, an "Acquisition Line Advance") in an aggregate principal amount up to,
           ------------------------
but not exceeding, the Acquisition Line Commitment of the Lender to finance Eligible Acquisitions. The principal amount of each Acquisition Line Advance shall not exceed (i) with respect to the McQuiddy Acquisition, eighty-four percent (84%) of the Acquisition Consideration, and (ii) with respect to each other Eligible Acquisition, seventy-five percent (75%) of the Acquisition Consideration of the relevant Eligible Acquisition (in each case with the balance of such Acquisition Consideration to be financed through Subordinated Notes payable to the Sellers of such Eligible Acquisition). Each Acquisition Line Advance shall be secured by all of the Collateral. The Lender's Acquisition Line Commitment shall be permanently reduced by the amount of each Acquisition Line Advance made by it hereunder, and Borrower may not reborrow any amount repaid with respect to any Acquisition Line Advance.

       (b) Borrower shall give the Lender notice of each borrowing as provided in Section 1.2(c) and on the dates specified for such borrowing the Lender shall
   --------------
make available the amount of the Acquisition Line Advance or Advances to be made by it on such date to the Borrower, in immediately available funds.

       (c) [Intentionally Omitted.]

       (d) Each Acquisition Line Advance made by the Lender shall be evidenced by either Note A or Note B, as Lender shall determine in its sole discretion. The date, amount and interest rate of each Acquisition Line Advance and whether such Acquisition Line Advance is allocated to Note A or Note B, made by the Lender and each payment of principal with respect thereto shall be recorded on the books and records of the Lender which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded.
----- -----

       (e) The unpaid principal balance of each Acquisition Line Advance allocated to Note A shall be repayable in equal consecutive quarterly installments in an amount equal to one-thirty-second (1/32) of the principal amount of such Acquisition Line Advance each which shall be due commencing on the first day of the calendar quarter immediately following the date of such

Acquisition Line Advance, and shall continue to be due on the first day of each calendar quarter thereafter together with a final installment of principal on each such Acquisition Line Advance which shall be due on the Termination Date in an amount equal to the entire remaining unpaid principal balance of all outstanding Acquisition Line Advances. The entire unpaid principal balance of each Acquisition Line Advance allocated to Note B shall be repayable in a single installment which shall be due on the Termination Date.

       (f) Any full or partial prepayment of principal on any Acquisition Line Advance shall be subject to the following terms and conditions:

          (i) (x) Any voluntary prepayment in whole or in part of any Acquisition Line Advance made prior to the fifth anniversary of the Closing Date will obligate Borrower to pay the appropriate Prepayment Fee and/or Breakage Cost if applicable as provided in Annex C and (y) a prepayment of all or any
                                  -------
part of any Acquisition Line Advance which constitutes a LIBOR Loan may be made only on the last day of the Interest Period applicable thereto and if any such prepayment is made on a day that is not the last day of the applicable Interest Period, Borrower shall be obligated to pay to the Lender any additional amounts due under Section 1.12 hereof; and
                  ------------

          (ii) Any partial prepayment of the Acquisition Line Advances (whether voluntary or mandatory) shall be applied to installments of principal due thereon (allocated among Note A and Note B in proportion to the relative principal amounts of Acquisition Line Advances outstanding under each, unless
                                                                       ------
such prepayment is financed with the proceeds of an initial public offering of the capital stock of the Borrower, in which case it shall be allocated first to the Loans outstanding under Note B and, if Note B is paid in full, then to the Loans outstanding under Note A) in their inverse order of maturity.

  1.3  Mandatory Prepayments.
       ----------------------

       (a) Borrower shall prepay the Term Loan and/or the Acquisition Line Advances in amounts equal to seventy-five percent (75%) of Borrower's Excess Cash Flow with respect to each Fiscal Year of Borrower during the term hereof, such prepayments to be made within five (5) Business Days following the due date for delivery by Borrower to Lender of the annual financial statements required by Section 4.1 hereof and each such prepayment shall be applied to the
   -----------
installments of principal due under Note A and Note B (allocated among Note A and Note B in proportion to the relative principal amounts of Loans outstanding under each) in the inverse order of their respective maturities until payment thereof in full.

       (b) If Borrower sells or otherwise disposes of any of its assets or properties (including without limitation any Collateral) in consideration of Net Proceeds which, in the aggregate, exceed $500,000, Borrower shall prepay the Loans as and when received by Borrower as a mandatory prepayment of the Loans an amount equal to the greater of (i) the Net Proceeds received by

Borrower from such sale or disposition or (ii) the depreciated value of such assets or properties according to Lender's internal analysis. Each such prepayment shall be applied to the installments of principal due under Note A and Note B (allocated among Note A and Note B in proportion to the relative principal amounts of Loans outstanding under each) in the inverse order of their respective maturities until payment thereof in full.

  1.4  Interest.
       ---------

       (a) Borrower shall pay interest on the Loans to the Lender in arrears on the first (1st) day of each calendar month, commencing with the calendar month following the calendar month in which the Closing Date occurs, and continuing to be due on the first (1st) day of each succeeding calendar month thereafter;

provided, however, that (i) accrued interest on any LIBOR Loan shall be payable
--------
by Borrower to Lender in arrears on the last day of the Interest Period applicable thereto and (ii) in all cases accrued interest on the Term Loan and all of the Acquisition Line Advances shall be payable by Borrower to Lender on the Termination Date. If any interest on the Term Loan or any of the Acquisition Line Advances accrues or remains payable after the Termination Date, such interest shall be payable by Borrower upon demand.

       (b) Borrower shall be obligated to pay interest to the Lender on the outstanding principal balance of each Loan from the date such Loan is made until such Loan is repaid in full (i) with respect to Note A, at a floating rate (such rate, a "Floating Rate") equal, to the sum of the Adjusted LIBOR for the
         -------------
applicable Interest Period, plus the Applicable Margin therefor (each such Loan
                            ----
bearing interest based upon the Adjusted LIBOR is hereinafter referred to as a

"LIBOR Loan") and (ii) with respect to Note B, at (x) a fixed rate per annum
-----------
equal to twelve percent (12%), or, (y) at Lender's option which may be exercised at any time with respect to all or any portion of Note B upon ten (10) day's prior written notice to Borrower, at a floating rate equal to the sum of the Base Rate plus the Applicable Margin therefor; provided, however, that (A) no
          ----                                 --------
Interest Period may extend beyond the Termination Date, and (B) any prepayment of a LIBOR Loan may be made by Borrower only on the last day of the Interest Period applicable thereto and if any such prepayment is made on a day that is not the last day of the applicable Interest Period, Borrower shall pay to the Lender any additional amount due under Section 1.12 below. Upon determining the
                                       ------------
Adjusted LIBOR for an Interest Period requested by Borrower, the Lender shall promptly notify Borrower of such determination, and such determination shall, in the absence of manifest error, be final, conclusive and binding for all purposes hereunder.

       (c) Provided that no Default or Event of Default has occurred and is then continuing, and subject to the terms and conditions set forth herein, Borrower may, by a written notice (or by telephonic notice promptly confirmed in writing) delivered to the Lender no later than forty-five (45) days after the Closing Date and not later than 10:00 a.m. (Eastern Standard Time) on the third (3rd) Business Day prior to the last day of the Interest Period then in effect for Note A (such notice being herein referred to as a "Notice of Fixed Rate
                                                   --------------------
Election"), irrevocably direct that interest accrue on all of the unpaid principal balance of Note A outstanding from time to time until maturity at a fixed rate per annum (such rate is herein referred to as the "Fixed Rate") equal to the sum
                                                   ----------
of the Index Rate plus the Applicable Margin therefor (the Loans evidenced by
                  ----
Note A, if bearing interest at a Fixed Rate are hereinafter referred to collectively as a "Fixed Rate Loan"); provided, however, that upon the
                   ---------------    --------
occurrence and during the continuation of any Default or Event of Default, the Lender may, in its sole discretion suspend Borrower's right to use the aforesaid Fixed Rate option.

       (d) The Lender shall be entitled to rely upon and shall be fully protected under this Agreement in relying on any Notice of Fixed Rate Election believed by the Lender to be genuine and to assume that the persons giving the same on behalf of Borrower were duly authorized unless the responsible individual acting thereon for the Lender shall have actual notice to the contrary.

       (e) All computations of interest hereunder or under the other Loan Documents shall be made by the Lender on the basis of a three hundred and sixty
(360) day year, in each case for the actual number of days occurring in the period for which such interest is payable. Each determination by the Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

       (f) So long as any Event of Default shall have occurred and be continuing, the interest rate applicable to the Loans or other Obligations shall be increased by the Lender, by two percentage points (2%) per annum above the then highest rate otherwise applicable to the Loans (the "Default Rate").
                                                          ------------

       (g) Notwithstanding anything to the contrary set forth in this Section
                                                                      -------
1.4, if, at any time until payment in full of all of the Obligations, the rate
---
of interest payable hereunder by Borrower exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in
                                                  -------------------
such event and so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder by Borrower shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest
      --------
payable by Borrower hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by the Lender from the making of advances hereunder to Borrower is equal to the total interest which the Lender would have received had the interest rate payable hereunder by Borrower been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, the interest rate payable by Borrower hereunder shall be the rate of interest otherwise provided in this
Section 1.4, unless and until the rate of interest again exceeds the Maximum
-----------
Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by the Lender pursuant to the terms of this Agreement or any other Loan Document exceed the amount which the Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof or thereof at the Maximum Lawful Rate. All interest paid by, charged to or collected from Borrower hereunder or under any other Loan Document shall, to the maximum extent permitted by applicable law, be amortized, allocated and spread throughout the full term of the Obligation on which it accrued. In the event the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 1.4(g), shall make a final determination that the
        --------------
Lender has received interest hereunder or under any of the Loan Documents from Borrower in excess of the Maximum Lawful Rate, the Lender shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due from Borrower and not yet paid hereunder, then to the outstanding principal of the Obligations of Borrower, then to fees and any other unpaid Obligations owed by Borrower and thereafter shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

  1.5  Fees.  As compensation for the Lender's costs, skills, services and
       ----
efforts incurred and expended in making the Loans available to Borrower, Borrower agrees to pay to the Lender for the account of Lender the fees set forth in Annex C.
         -------

  1.6  Receipt of Payments.  Borrower shall make each payment under this
       -------------------
Agreement not later than 11:00 a.m. (New York time) on the day when due in lawful money of the United States of America in immediately available funds to Banker's Trust account number 50202962 ("Banker's Trust Account"). For purposes
                                         ----------------------
of computing interest and fees (a) all payments (including cash sweeps) consisting of cash, wire, or electronic transfers in immediately available funds shall be deemed received by the Lender upon deposit in the Banker's Trust Account and notice to the Lender of such deposit and (b) all payments consisting of checks, drafts, or similar non-cash items shall be deemed received upon receipt of good funds following deposit in the Banker's Trust Account (together with notice to the Lender of such deposit). Each payment received by the Lender under this Agreement or any of the Notes for the account of the Lender shall be applied by the Lender to the Term Loan, the Acquisition Line Advances or other Obligation in respect of which such payment is made.

  1.7  Application and Allocation of Payments.  Borrower irrevocably waives the
       --------------------------------------
right to direct the application of any and all payments at any time or times hereafter received from or on behalf of Borrower, and Borrower irrevocably agrees that the Lender shall have the continuing exclusive right to apply any and all such payments against the then due and payable Obligations of Borrower and in repayment of the Term Loan and the Acquisition Line Advances as Lender may deem advisable. In the absence of a specific determination by the Lender with respect thereto, the same shall be applied in the following order: (i) then due and payable Fees, expenses and other Obligations owing to the Lender; (ii) then due and payable Fees and expenses of the Lender; (iii) then due and payable interest payments on Note A; (iv) then due and payable interest payments on the Note B; (v) Obligations to the Lender other than Fees, expenses and interest and principal payments;(vi) then due and payable principal payments on Note A; and
(vii) then due and payable principal payments on Note B.

  1.8  Accounting.  The Lender will provide a monthly accounting of transactions
       ----------
under the Loans to Borrower. Each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein, unless

Borrower, within 30 days after the date any such accounting is rendered, shall notify the Lender in writing of any objection which Borrower may have to any such accounting, describing the basis for such objection with specificity. In that event, only those items (the "Disputed Items") expressly objected to in
                                   --------------
such notice shall be deemed to be disputed by Borrower. Lender's determination, based upon the facts available, of any Disputed Item shall (absent manifest error) be final, binding and conclusive on Borrower.

  1.9  Indemnity.
       ---------

       (a) BORROWER SHALL INDEMNIFY AND HOLD THE LENDER AND ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS (EACH, AN "INDEMNIFIED
                                                                -----------
PERSON"), HARMLESS FROM AND AGAINST ANY AND ALL SUITS, ACTIONS, COSTS, FINES,
------
DEFICIENCIES, PENALTIES, PROCEEDINGS, CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS AND OTHER COSTS OF INVESTIGATIONS OR DEFENSE, INCLUDING THOSE INCURRED UPON ANY APPEAL) (EACH, A "CLAIM") WHICH MAY BE INSTITUTED OR ASSERTED AGAINST OR INCURRED BY SUCH
 -----
INDEMNIFIED PERSON AS THE RESULT OF CREDIT HAVING BEEN EXTENDED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THEREUNDER, INCLUDING ANY AND ALL ENVIRONMENTAL LIABILITIES AND COSTS, PROVIDED, THAT BORROWER SHALL NOT BE LIABLE
                                     --------
FOR ANY INDEMNIFICATION TO SUCH INDEMNIFIED PERSON WITH RESPECT TO ANY PORTION OF ANY SUCH CLAIM WHICH RESULTS SOLELY FROM SUCH INDEMNIFIED PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED UNDER THE LOAN DOCUMENTS.

       (b) In any suit proceeding or action brought by the Lender relating to any Account, Chattel Paper, Contract, General Intangible, Instrument, Equipment or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument or Document, Borrower shall save, indemnify and keep the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Borrower, all such obligations of Borrower shall be and remain enforceable against, and only against, Borrower and shall not be enforceable against the Lender.

       (c) Borrower hereby acknowledges and agrees that the Lender (as of the date hereof) (i) is not now or never has been in control of any of the Subject Property or the affairs of any Loan Party, and (ii) does not have the capacity through the provisions of the Loan Documents to influence conduct with respect to the ownership, operation or management of any of the Subject Property.

  1.10 Access.  Borrower shall, and shall cause each of its Subsidiaries to: (i)
       ------
provide access during normal business hours to the Lender and any of its officers, employees and agents, as frequently as the Lender determines to be appropriate, upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required the Lender shall have access at any and all times), to the properties and facilities of Borrower or any of its Subsidiaries; (ii) permit the Lender and any of its officers, employees and agents to inspect, audit and make extracts from all of Borrower's records, files and books of account; and (iii) permit the Lender, to conduct audits to inspect, review and evaluate the Collateral, and Borrower agrees to render to the Lender at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Borrower shall, and shall cause each of its Subsidiaries to, make available to the Lender and its respective counsel, as quickly as practicable under the circumstances, originals or copies of all books, records, board minutes, contracts, insurance policies, environmental audits, business plans, files, financial statements (actual and pro forma), filings with federal, state and local regulatory agencies, and other instruments and documents which the Lender may request. Borrower shall deliver any document or instrument reasonably necessary for the Lender, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower, and shall maintain duplicate records or supporting documentation on media, including, without limitation, computer tapes and discs owned by Borrower. Borrower shall instruct its certified public accountants and its banking and other financial institutions to make available to the Lender such information and records as the Lender may reasonably request.

  1.11 Taxes.
       -----

       (a) Any and all payments by or on behalf of Borrower hereunder or under the Notes, or any other Loan Document, shall be made, in accordance with this
Section 1.11, free and clear of and without deduction for any and all present or
------------
future Taxes.  If Borrower shall be required by law
to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or any other Loan Document to the Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section
                                                                       -------
1.11) the Lender receives an amount equal to the sum it would have
----
received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

       (b) In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").
                             -----------

       (c) Borrower shall indemnify and pay, within ten days of demand therefor, the Lender for the full amount of Taxes or Other Taxes (including without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 1.11) paid by the Lender and any liability (including
                   ------------
penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.

       (d) Within 30 days after the date of any such payment of Taxes or Other Taxes, Borrower shall furnish to the Lender, at its address referred to in
Section 11.10, the original or a certified copy of a receipt evidencing payment
-------------
thereof.

       (e) If the Lender subsequently receives from a taxing authority a refund of any Tax or Other Tax previously paid by Borrower and for which Borrower has indemnified Lender pursuant to this Section 1.11, the Lender shall within 30
                                    ------------
days after receipt of such refund, and to the extent permitted by applicable law, pay to Borrower the net amount of any such refund after deducting taxes and expenses attributable thereto.

  1.12 Additional Provisions.
       ---------------------

       (a) If the Lender determines that the making or maintenance by it of any LIBOR Loan hereunder would violate any applicable law, rule or regulation or the interpretation or application thereof (whether or not having the force of law), then the availability of the Floating Rate and/or any particular Interest Period therefor may be suspended by the Lender for the new Interest Period until such time as the Lender determines, in its judgment, that market conditions or legal considerations permit the same to be reinstated.

       (b) In order to induce the Lender to fund and maintain its share of any LIBOR Loan on the terms provided herein, and in consideration of the Lender's entering into funding arrangements from time to time in contemplation thereof, Borrower agrees that if any LIBOR Loan is repaid or prepaid in full or in part on any day other than the last day of the Interest Period therefor (if such repayment or prepayment is voluntarily made by Borrower), Borrower shall pay to the Lender, upon the request of the Lender, such amount or amounts as shall compensate the Lender for any loss, cost or expense incurred by the Lender (as determined by the Lender in its sole judgment) by reason of the liquidation or re-employment of funds acquired or committed to be acquired by the Lender to fund or maintain its share of such LIBOR Loan, pursuant to the Lender's customary funding arrangements. The amount of any such loss or expense shall include the excess, if any, of (i) the Lender's cost or deemed cost of obtaining funding for the amount necessary to fund or maintain its share of such LIBOR Loan for the Interest Period applicable thereto over (ii) the return the Lender will receive on it re-employment of such funds, each as determined by the Lender in its sole judgment. Without limiting the generality of the foregoing, the Lender may compute such loss or expense on the basis of such funds having been borrowed by the Lender at a rate equal to the interest rate on United States Treasury bills or notes with a maturity that most closely approximates the end of the relevant Interest Period as quoted by Telerate News Service (page 5) at the close of business on the first (1st) day of the Interest Period in respect of such LIBOR Loan, and on the reinvestment by the Lender of such funds in United States Treasury bills or notes with a maturity that most closely approximates the end of the relevant Interest Period as quoted by Telerate News Service (page 5) at the close of business on the date of repayment or prepayment of such LIBOR Loan (or as such United States Treasury bill or note rates are quoted by such other nationally-recognized quote service as may be specified by the Lender to the Borrower from time to time). Each such request shall be accompanied by a certificate of the requesting Lender setting forth in reasonable detail the basis for computing the amount of such loss or expense, and each such certificate shall, in the absence of manifest error, be conclusive.

       (c) The calculation of all amounts payable to the Lender under this Agreement with respect to any LIBOR Loan shall be made as though the Lender had actually funded its share of such LIBOR Loan through the purchase of deposits in the relevant market and in an amount equal to the amount of the LIBOR Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such loan from an offshore office of the Lender to a domestic office of the Lender in the United States of America; provided, however, that the
                                               --------
Lender may fund its share of each of the LIBOR Loans in any manner it sees fit and the foregoing assumptions shall be used only for calculation of amounts which may be payable by Borrower to the Lender under this Agreement with respect thereto.

  1.13 Security Interest in the Collateral.  (a)  To secure the prompt and
       -----------------------------------
complete payment, performance and observance of all of the Obligations, and to induce Lender to enter into this Agreement and to make the Term Loan and the Acquisition Line Advances available to the Borrower, Borrower hereby grants to Lender, a security interest in all of Borrower's right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of Borrower (including, without limitation, under any trade names, styles or divisions thereof), and whether owned, leased or consigned by or to Borrower, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):
                                                   ----------

       (i)  all Accounts;

       (ii)   all Chattel Paper;

       (iii)  all Contracts;

       (iv)   all Documents;

       (v)    all General Intangibles;

       (vi)   all Instruments;

       (vii)  all Inventory;

       (viii) all Equipment;

       (ix)   all Intellectual Property;

       (x)    all Investment Property;

       (xi)   all money, cash or any Cash Equivalents of Borrower;

       (xii) all other Goods and interests in property of any kind, nature or description whatsoever, whether tangible or intangible, whether real or personal, and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located; and

       (xiii) to the extent not otherwise included, all Proceeds of any of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing.

       (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Lender as aforesaid, Borrower hereby grants to Lender, a security interest in all property of Borrower held by Lender including, without limitation, all property of every description now or hereafter in the possession or custody of, or in transit to Lender for any purpose, including safekeeping, collection or pledge, for the account of Borrower, or as to which Borrower may have any right or power.

  1.14. Rights of Lender, Limitations on Obligations of Lender.  (a)  It is
        ------------------------------------------------------
expressly agreed by Borrower that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and Lender shall have no obligation or liability under any Contract or License by reason of or arising out of this Agreement or the granting herein of a security interest herein or the receipt by Lender of any payment relating to any Contract or License pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

       (b) Upon repayment of all obligations to First American National Bank and termination of the Revolving Credit Facility, Lender may after the occurrence and during the continuation of any Event of Default and without prior notice to Borrower, notify Account Debtors, parties to the Contracts, and obligors in respect of Instruments that the Accounts and the right, title and interest of Borrower in and under such Contracts and Instruments have been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, Borrower shall so notify such Account Debtors, parties to Contracts, and obligors in respect of Instruments. Upon repayment of all obligations to First American National Bank and termination of the Revolving Credit Facility, Lender may notify Account Debtors in respect of Chattel Paper that the right, title and interest of Borrower in and under such Chattel Paper have been assigned to Lender and that payments shall be made directly to Lender.

       (c) Lender shall have the right from time to time to make test verifications of the Accounts and physical verifications and appraisals of the Inventory and other Collateral in any manner and through any medium that it considers advisable, and Borrower agrees to furnish all such assistance and information as Lender may require in connection therewith. Lender may at any time in Lender's own name or in the name of Borrower communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Lender's satisfaction, the existence, amount and terms of any Accounts, Contracts, Instruments or Chattel Paper. Upon the occurrence and continuation of any Event of Default, Borrower, at its own expense, shall cause the certified independent public accountant then engaged by Borrower, to prepare and deliver to Lender at any time and from time to time promptly upon Lender's request the following reports: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Lender may request. Borrower, at its own expense, shall cause its certified independent public accountants to deliver to Lender the results of any physical verification of all or any portion of its Inventory made or observed by such accountants when and if such verification is conducted.

  1.15 Termination of CAPEX Line Commitment.  The CAPEX Line Commitment (as
       ------------------------------------
defined in the Original Agreement) is hereby terminated.

  2.   CONDITIONS PRECEDENT

  2.1  Conditions to the Term Loan and Initial Acquisition Line Advance.
       ----------------------------------------------------------------

  Notwithstanding any other provision of this Agreement and without affecting in any manner the rights of the Lender hereunder, Borrower shall have no rights under this Agreement (but shall have all applicable obligations hereunder), and the Lender shall not be obligated to advance the Term Loan, make any Acquisition Line Advance or to take, fulfill, or perform any other action hereunder, until the following conditions have been fulfilled to the satisfaction of the Lender:

       (a) This Agreement or counterparts thereof shall have been duly executed by, and delivered to, Borrower and the Lender.

       (b) The Lender shall have received all the Loan Documents and such other documents, instruments, certificates, opinions and agreements as the Lender shall request in connection with the transactions contemplated by this Agreement, including without limitation all documents, instruments, agreements and other materials listed in the Schedule of Documents each in form and substance satisfactory to the Lender.

       (c) Evidence satisfactory to the Lender that Borrower has obtained consents and acknowledgments of all Persons whose consents and acknowledgments may be required, including, but not limited to, all requisite Governmental Authorities, to the terms and to the execution and delivery, of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby.

       (d) [Intentionally Omitted.]

       (e) Evidence satisfactory to the Lender that the insurance policies provided for in Section 5.5 and Annex E are in full force and effect, together
                -----------     -------
with appropriate evidence showing a loss payable and/or additional insured clauses or endorsements, as appropriate, in favor of the Lender and in form and substance satisfactory to the Lender.

       (f) Payment by Borrower to the Lender, as the case may be, of all Fees, costs, and expenses of closing (including fees and expenses of consultants and counsel to the Lender presented as of the Closing Date).

       (g) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby and thereby and which, in the Lender's sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

       (h) The Lender, in its sole judgment, shall not have determined that (i) Borrower shall have made any Restricted Payment; (ii) any material increase in liabilities, liquidated or contingent, of Borrower, or material decrease in the assets of Borrower, shall have occurred since its last audited financial statements; or (iii) any Material Adverse Effect shall have occurred since its last certified and audited financial statements.

       (i) There exists no default or event of default under any of the Subordinated Notes.

       (j) The Lender shall be satisfied, in its sole judgment, with the corporate, capital, tax, legal and management structure of each Loan Party, and shall be satisfied, in its sole judgment exercised reasonably, with the nature and status of all contractual obligations, securities, labor, tax, ERISA, employee benefit, environmental, health and safety matters, in each case, involving or affecting any Loan Party.

       (k) The Funded Debt of the Borrower and Holdings, on a consolidated basis, (including this Agreement) as of the Closing Date shall not exceed $72,000,000.

       (l) The Lender shall be satisfied, in its sole judgment, that the Subordinated Notes in favor of the Phoenix Sellers and the Jones Sellers were issued and the indebtedness evidenced thereby was advanced on the date hereof.

       (m) The Lender shall have determined that immediately after giving effect to any reduction of principal outstanding under the Revolving Credit Facility, but without giving effect to the Line of Credit Borrowing Limit (as defined in the Revolving Credit Facility), the available funds under the Revolving Credit Facility (computed on the basis of all of the Borrower's current debts, obligations and accounts payable having been paid in due course) shall not be less than $10,000,000.00.

       (n) Lender shall have received the audited opening balance sheet of Borrower referred to in paragraph (i) of Annex D.
                                         -------

       (o) [Intentionally Omitted.]

       (p) Lender shall be satisfied that the acquisition by Holdings of all of the stock each of Phoenix Communications, Inc., King Mailing Services, Inc., and Jones Printing Company, Inc., and the Merger shall have been consummated on the date hereof pursuant to documents in form and substance satisfactory to Lender.

  2.2  Further Conditions to each Acquisition Line Advance.  It shall be a
       ---------------------------------------------------
further condition to the funding of the initial and each subsequent Acquisition Line Advance that the following statements shall be true on the date of each such funding, advance or occurrence, as the case may be:

       (a) Each Loan Party's representations and warranties contained herein or in any of the Loan Documents shall be true and correct on and as of the Closing Date and the date on which each such Acquisition Line Advance is made, as though made on or incurred on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein permitted or contemplated by this Agreement.

       (b) No event shall have occurred and be continuing, or would result from the making of any Acquisition Line Advance which constitutes a Default.

       (c) [Intentionally Omitted.]

       (d) Lender, in its sole discretion, shall have determined that the proposed acquisition constitutes an Eligible Acquisition and Lender shall have received all documents, instruments, certificates and agreements, and evidence of all such matters, as Lender shall request in connection with the applicable Eligible Acquisition; and Lender and Lender's counsel shall have conducted all such due diligence reviews, audits and investigations as they shall deem necessary or appropriate in connection therewith and Lender shall be satisfied, in its sole discretion, with all of the foregoing.

The request and acceptance by Borrower of the proceeds of any Acquisition Line Advance shall be deemed to constitute, as of the date of such request or acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a confirmation by Borrower of the
     -----------
granting and continuance of the Lender's Liens pursuant to the Collateral Documents.

  3.   REPRESENTATIONS AND WARRANTIES

  To induce the Lender to enter into this Agreement, Borrower represents and warrants to the Lender that:

  3.1  Corporate Existence; Compliance with Law.  Each Loan Party (i) is a
       ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (ii) has the requisite corporate and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iii) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (iv) is in compliance with its certificate or articles of incorporation and by-laws; and (v) is in compliance in all material respects with all applicable provisions of law.

  3.2  Executive Offices; Corporate or Other Names.  The current locations of
       -------------------------------------------
each Loan Party's executive offices and principal place of business is set forth in Schedule 3.2, and, except as set forth on Schedule 3.2, such location has not
   ------------                              ------------
changed during the preceding twelve months. During the prior five (5) years, except as set forth on Schedule 3.2, no Loan Party has been known as or used any
                       ------------
corporate, fictitious or trade name other than the names of the Loan Parties set forth on Schedule 3.2.
         ------------

  3.3  Corporate Power; Authorization; Enforceable Obligations.  The execution,
       -------------------------------------------------------
delivery and performance by each Loan Party of the Loan Documents and all other instruments and documents to be delivered by such Loan Party hereunder and thereunder to the extent it is a party thereto and the creation of all Liens provided for herein and therein: (i) are within such Loan Party's corporate power; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Loan Party's certificates or articles of incorporation or by-laws or other organizational documents; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of any Loan Party other than those in favor of the Lender, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(c), all of which will have been
                                    --------------
duly obtained, made or complied with prior to the Closing Date and which are in full force and effect. At or prior to the Closing Date, each of the Loan Documents shall have been duly executed and delivered for the benefit of or on behalf of each Loan Party which is a party thereto and each shall then constitute a legal, valid and binding obligation of such Loan Party to the extent it is a party thereto, enforceable against such Loan Party in accordance with its terms.

  3.4  Financial Statements and Projections.  Borrower has delivered the
       ------------------------------------
financial statements and Projections identified on Schedule 3.4, and each such
                                                   ------------
financial statement and Projection complies with the description thereof contained on Schedule 3.4.
             ------------

  3.5  Material Adverse Change.  As of the date hereof, neither Borrower nor any
       -----------------------
Subsidiary thereof has any material obligations, contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the unaudited consolidated October 31, 1997 balance sheet of Holdings and the unaudited October 31, 1997 balance sheets of each of Phoenix Communications, Inc., King Mailing Services, Inc. and Jones Printing Company, Inc. As of the date hereof, there has been no material deviation from the Projections provided to Lender. Except as otherwise permitted hereunder or as set forth on Schedule 3.5, no dividends, advances or
                                       ------------
other distributions have been declared, paid or made upon any Stock of Borrower and, since March 31, 1997, no shares of Stock of Borrower have been, or are now required to be, redeemed, retired, purchased or otherwise acquired for value by Borrower. Since March 31, 1997, no event has occurred which would result in a Material Adverse Effect.

  3.6  Ownership of Property; Liens.  Except as described on Schedule 3.6, the
       ----------------------------                          ------------
real estate listed on Schedule 3.6 constitutes all of the real property owned,
                      ------------
leased, or used in its business by the Loan Parties. Each Loan Party holds (i) good and marketable fee simple title to all of its real estate described on
Schedule 3.6, (ii) valid and marketable leasehold interests in all of such Loan
------------
Party's Leases (both as lessor and lessee, sublessee or assignee) described on
Schedule 3.6 and (iii) good and marketable title to, or valid leasehold
------------
interests in, all of its other properties and assets. None of the properties and assets of any Loan Party are subject to any Liens, except (x) Permitted Encumbrances and Liens set forth on Schedule 6.7 and (y) from and
                                              ------------
after the Closing Date, the Lien in favor of the Lender pursuant to the Collateral Documents. Each Loan Party has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Loan Party's right, title and interest in and to all such real estate and other assets or property. Except as described on Schedule 3.6, (i) no Loan Party or, to Borrower's
                       ------------
knowledge, any other party to any such Lease described on Schedule 3.6 is in
                                                          ------------
default of its obligations thereunder or has delivered or received any notice of default under any such Lease, and no event has occurred which, with the giving of notice, the passage of time, or both, would constitute a default under any such Lease; no Loan Party owns or holds, or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by such Loan Party except as set forth on Schedule 3.6; and (iii) no portion of any real
                                  ------------
property owned or leased by any Loan Party has suffered any material damage by fire or other casualty loss which has not heretofore been completely repaired and restored to its original condition. All material permits required to have been issued or appropriate to enable the real property owned or leased by any Loan Party to be lawfully occupied and used for all of the purposes for which they are currently occupied and used, have been lawfully issued and are, as of the date hereof, in full force and effect.

  3.7  Restrictions; No Default; Material Contracts.  No contract, lease,
       --------------------------------------------
agreement or other instrument to which any Loan Party is a party or by which it or any of its properties or assets is bound or affected and no provision of any charter, corporate restriction, applicable law or governmental regulation has resulted in or will result in a Material Adverse Effect. No Loan Party is in default and, to Borrower's knowledge, no third party is in default, under or with respect to any material contract, agreement, lease or other instrument to which any Loan Party is a party. No Default has occurred and is continuing.
Schedule 3.7, as supplemented from time to time by written disclosures to the
------------
Lender, sets forth a complete and accurate list of all Material Contracts of the Borrower and each of its Subsidiaries.

  3.8  Labor Matters.  Except as set forth on Schedule 3.8, there are no strikes
       -------------                          ------------
or other labor disputes against any Loan Party that are pending or, to Borrower's knowledge, threatened. Hours worked by and payment made to employees of each Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters which would have a Material Adverse Effect. All material payments due from any Loan Party on account of employee health and welfare insurance have been paid or accrued as a liability on the books of such Loan Party. Except as set forth on Schedule 3.8, no Loan
                                                         ------------
Party has any obligation under any collective bargaining agreement, management agreement, or any employment agreement, and a correct and complete copy of each agreement listed on Schedule 3.8 has been provided to the Lender. There is no
                    ------------
organizing activity involving any Loan Party pending or, to Borrower's knowledge, threatened by any labor union or group of employees. Except as set forth on Schedule 3.14, there are no representation proceedings pending or, to
         -------------
Borrower's knowledge, threatened with the National Labor

Relations Board, and no labor organization or group of employees of any Loan Party has made a pending demand for recognition, and, there are no complaints or charges against any Loan Party pending or threatened to be filed with any federal, state, local or foreign court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Loan Party of any individual.

  3.9  Ventures, Subsidiaries and Affiliates; Outstanding Stock and
       ------------------------------------------------------------
Indebtedness.  Except as set forth on Schedule 3.9, Borrower has no
                                      ------------
Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. The Stock of each Loan Party owned by each of the stockholders thereof named on Schedule 3.9
                                                         ------------
constitutes all of the issued and outstanding Stock of such Loan Party. Except as set forth on Schedule 3.9, there are no outstanding rights to purchase
                ------------
options, warrants or similar rights or agreements pursuant to which any Loan Party may be required to issue, sell or purchase any Stock or other equity security. Schedule 3.9 lists all outstanding Stock of each Loan Party as of the
          ------------
Closing Date.  Schedule 6.3 lists all Indebtedness of each Loan Party as of the
               ------------
Closing Date.

  3.10 Government Regulation.  No Loan Party is (i) an "investment company" or
       ---------------------
an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 as amended; (ii) is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other federal or state statute that restricts or limits such Loan Party's ability to incur Indebtedness, pledge its assets, or to perform its obligations hereunder, or under any other Loan Document, and the making of the Term Loan and the Acquisition Line Advances, in each case by Lender, the application of the proceeds and repayment thereof by each Loan Party, and the consummation of the transactions contemplated by this Agreement and the other Loan Documents, will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

  3.11 Margin Regulations.  No Loan Party is engaged in the business of
       ------------------
extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of the Term Loan or any Acquisition Line Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Following application of the proceeds of each Loan, none of the assets (either of Borrower only or of Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 6.3, 6.7 or 6.22 will be Margin Stock. Borrower will not take or
   ------------------------
permit to be taken any action which might cause any Loan Document or any document or instrument delivered pursuant hereto or thereto violate any regulation of the Board of Governors of the Federal Reserve Board.

  3.12 Taxes.  All federal, state, local and foreign tax returns, reports and
       -----
statements, including, but not limited to, information returns (Form 1120-S) required to be filed by each Loan Party, have been filed with the appropriate Governmental Authority and all Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Each Loan Party has paid when due and payable all material Charges required to be paid by it. Proper and accurate amounts have been withheld by each Loan Party from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 3.12 sets forth those taxable
                                     -------------
years for which any of the tax returns of each Loan Party are currently being audited by the IRS or any other applicable Governmental Authority; and any assessments or threatened assessments in connection with such audit or otherwise currently outstanding. Except as described in Schedule 3.12, no Loan Party has
                                              -------------
executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. No Loan Party has filed a consent pursuant to IRC Section 341(f) or agreed to have IRC Section 341(f) (2) apply to any dispositions of subsection (f) assets (as such term is defined in IRC
Section 341(f)(4)). None of the property owned by any Loan Party is property which is required to treat as being owned by any other Person pursuant to the provisions of IRC Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of IRC Section 168(h). No Loan Party has agreed or been requested to make any adjustment under IRC Section 481 (a) by reason of a change in accounting method or otherwise. No Loan Party has any obligation under any written tax sharing agreement except as described on Schedule 3.12.
             -------------

  3.13 ERISA.  Schedule 3.13 lists all Plans maintained or contributed to by
       -----   -------------
any Loan Party and all Qualified Plans maintained or contributed to by any ERISA Affiliate, and separately identifies the Title IV Plans, Multiemployer Plans, any multiple employer plans subject to Section 4064 of ERISA, unfunded Pension Plans, Welfare Plans and Retiree Welfare Plans. IRS determination letters regarding the qualified status under Section 401 of the IRC of each Qualified Plan have been received as of the dates listed on Schedule 3.13. Each of the
                                                  -------------
Qualified Plans has subsequently been amended to comply with the Tax Reform Act of 1986 and to make other necessary or desirable changes. To the knowledge of Borrower, the Qualified Plans as amended continue to qualify under Section 401 of the IRC, the trusts created thereunder continue to be exempt from tax under the provisions of Section 501(a) of the IRC, and nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Qualified Plan so amended will be submitted to the IRS for a determination letter as to the ongoing qualified status of the Plan under the IRC within the applicable IRC 401(b) remedial amendment period for the Tax Reform Act of 1986; and each such Plan shall be amended, including retroactive amendments, as required during such determination letter process to maintain the qualified status of such Plans. To the knowledge of Borrower, each Plan is in compliance in all material respects with the applicable provisions of ERISA and the IRC, including the filing of all reports required under the IRC or ERISA which are true and correct as of the date filed, and all required contributions and benefits have been paid in accordance with the provisions of each such Plan. No Loan Party or other ERISA Affiliate, with respect to any Qualified Plan, has failed to make any contribution or pay any amount due as required by Section 412 of the IRC or

Section 302 of ERISA. With respect to all Retiree Welfare Plans, the present value of future anticipated expenses pursuant to the latest actuarial projections of liabilities does not exceed $100,000.00, and copies of such latest projections have been provided to the Lender; with respect to Pension Plans, other than Qualified Plans and the unfunded Pension Plans listed in
Schedule 3.13, the present value of the liabilities for current participants
-------------
thereunder using interest assumptions described in IRC 411(a)(ii) does not exceed $100,000.00. No Loan Party has engaged in a prohibited transaction, as defined in Section 4975 of the IRC or Section 406 of ERISA, in connection with any Plan which would subject any such Person (after giving effect to any exemption) to a material tax on prohibited transactions imposed by Section 4975 of the IRC or any other material liability.

       Except as set forth on Schedule 3.13:  (i) no Title IV Plan has any
                              -------------
Unfunded Pension Liability; (ii) no ERISA Event or event described in Section 4062 (e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of Borrower, threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against (x) any Plan or its assets, (y) any fiduciary with respect to any Plan or (z) any Loan Party or any ERISA Affiliate with respect to any Plan; (iv) no Loan Party or any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years no Loan Party or other ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Pension Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity; (vi) no Plan which is a Retiree Welfare Plan provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment (except as may be required by Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant); (vii) each Loan Party or other ERISA Affiliate have complied with the notice and continuation coverage requirements of Section 4980B of the IRC and the proposed or final regulations thereunder; and (viii) no liability under any Plan has been funded, nor has such obligation been satisfied with, the purchase of a contract from an insurance company that is not rated AAA by Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency.

  3.14 No Litigation.  Except as set forth on Schedule 3.14, no action, claim or
       -------------                          -------------
proceeding is now pending or, to the knowledge of Borrower, threatened against any Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges any such Person's right, power, or competence to enter into or perform any of its obligations under the Loan Documents, or the validity or enforceability of any Loan Document or any action taken thereunder or (ii) which if determined adversely, could have or result in a Material Adverse Effect. To the knowledge of Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

  3.15 Brokers.  Except as set forth on Schedule 3.15, no broker or finder
       -------                          -------------
acting on behalf of any Loan Party brought about the obtaining, making or closing of the credit extended pursuant to this Agreement or the transactions contemplated by the Loan Documents and no Loan Party has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

  3.16 Patents, Trademarks, Copyrights and Licenses.  Except as otherwise set
       --------------------------------------------
forth on Schedule 3.16, each Loan Party owns all licenses, patents, patent
         -------------
applications, copyrights, service marks, trademarks, trademark applications and trade names which are necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with Patent and Trademark Office application or registration numbers, where applicable, on Schedule 3.16. Each
                                                          -------------
Loan Party conducts business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except where such infringement or claim of infringement could not have or result in a Material Adverse Effect. Except as set forth on Schedule 3.16, to Borrower's knowledge,
                                        -------------
there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of any Loan Party.

  3.17 Full Disclosure.  No information contained in this Agreement, the other
       ---------------
Loan Documents, the Financials or any written statement furnished by or on behalf of any Loan Party or any Affiliate thereof pursuant to the terms of this Agreement or any other Loan Document, which has previously been delivered to the Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. With respect to all business plans and other forecasts and projections (including, without limitation, the Projections) furnished by or on behalf of Borrower and made available to the Lender or the Lender relating to the financial condition, operations, business, properties or prospects of Borrower or any Subsidiary thereof (i) all facts stated as such therein are true and complete in all material respects, (ii) all facts upon which the forecasts or projections therein contained are based are true and complete in all material respects and no material fact was omitted therefrom, (iii) all assumptions made on that basis are reasonable under the circumstances and are disclosed therein, and (iv) the forecasts or projections are reasonably based on those facts and assumptions. With respect to any such forecasts or projections made available to the Lender after the Closing Date, the foregoing clauses (i) through (iv) shall be true and correct in all respects as of the date of such projections or forecasts.

  3.18 Hazardous Materials.  Except as set forth on Schedule 3.18 or routine
       -------------------                          -------------
operations in the ordinary course of business in compliance with applicable permits issued by a Governmental Authority, the Subject Property is free of any Hazardous Material. In addition, Schedule 3.18 discloses existing or potential
                                  -------------
environmental liabilities of each Loan Party of which Borrower, after due inquiry, has knowledge, which could constitute or result in a Material Adverse Effect or Environmental Liabilities and Costs. Except as set forth on Schedule
                                                                       --------
3.18, no Loan Party has caused or suffered to occur any Release at, under, above
----
or within any Subject Property. No Loan Party is involved in operations which could lead to the imposition of any liability or Lien on it, or any owner of any premises which it occupies, under the Environmental Laws, and no Loan Party has permitted any tenant or occupant of such premises to engage in any such activity.

  3.19 Insurance Policies.  Schedule 3.19 lists all insurance of any nature
       ------------------   -------------
maintained for current occurrences by each Loan Party, as well as a summary of the terms of such insurance. Borrower covenants that such insurance complies with and shall at all times comply with the standards set forth on Annex E.
                                                                   -------

  3.20 Deposit and Disbursement Accounts.  Schedule 3.20 lists all banks and
       ---------------------------------   -------------
other financial institutions at which Borrower or any Subsidiary thereof maintains deposits and/or other accounts and/or post office lock boxes, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

  3.21     Subordinated Notes.  Except as contemplated by Annex C or as
           ------------------                             -------
described in the definition thereof, none of the Subordinated Notes has been amended or modified in any respect and no provision therein has been waived, and no default or event of default under the Subordinated Notes has occurred and is continuing.

  3.22 Representations and Warranties Regarding the Collateral.
       -------------------------------------------------------

       (a) Borrower is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto free and clear of any and all Liens except (i) the security interest granted to Lender under this Agreement and (ii) Permitted Encumbrances. Borrower will warrant and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon.

       (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as have been filed in favor of Lender pursuant to this Agreement or (ii) such as relate to Permitted Encumbrances.

       (c) As a result of the filing of appropriate financing statements in the jurisdictions listed on Schedule 3.22(c) hereto, this Agreement is effective to
                        ----------------
create a valid and continuing Lien on and perfected security interest in favor of Lender in the Collateral with respect to which a security interest may be perfected by filing pursuant to the Code, which Lien and security interest is prior to all other Liens except those Liens specifically designated on Schedule
                                                                       --------
6.7 as being prior to the Lien of this Agreement as a matter of law, and is
---
enforceable as such as against creditors of and purchasers from Borrower (other than purchasers of Inventory in the ordinary course of business). All action (including, without limitation, all filings, registrations and recordings) necessary or desirable to create, protect and perfect the security interest granted to Lender hereby in respect of each item of the Collateral has been duly accomplished.

       (d) Schedule 3.22(d) hereto lists all Instruments of Borrower.  All
           ----------------
action necessary or desirable to protect and perfect the security interest of Lender granted hereby in each item set forth on Schedule 3.22(d), including the
                                                ----------------
delivery of all originals thereof to Lender, has been duly taken. The security interest of Lender in the Collateral listed on Schedule 3.22(d) hereto is prior
                                               ----------------
to all other Liens and is enforceable as such against creditors of and (except as provided by the Code) purchasers from Borrower.

       (e) Borrower's chief executive office, principal place of business, corporate offices, all warehouses and premises within which Collateral is stored or located, and the locations of all of its records concerning the Collateral are set forth on Schedule 3.22(c). Such Schedule 3.22(c) correctly identifies
                 ----------------        ----------------
any of such facilities or locations that are not owned by Borrower and sets forth the names of the owners and lessors or collateral of, and the holders of any mortgages on, such facilities and locations. Borrower shall not change its chief executive office, principal place of business, corporate offices, or warehouses or Collateral premises, or the location of its records concerning the Collateral without giving thirty (30) days prior written notice thereof to Lender and taking all actions deemed by Lender necessary or appropriate to protect and perfect Lender's interest in the Collateral.

       (f) (i) Each Account represents a bona fide sale of Inventory to
                                         ---- ----
customers in the ordinary course of Borrower's business completed in accordance with the terms and provisions contained in the documents available to Lender with respect thereto and is not evidenced by either a Document, Instrument or Chattel Paper; (ii) the amounts shown on any aged receivable trial balance delivered by Borrower to First American National Bank pursuant to documents governing the Revolving Credit Facility and on Borrower's books and records and all invoices and statements which may be delivered to First American National Bank with respect thereto are actually and absolutely owing to Borrower and are not in any way contingent; (iii) there are no setoffs, claims or disputes existing or asserted with respect to any Account and Borrower has not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by Borrower in the ordinary course of its business for prompt payment; (iv) to the best of Borrower's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement of any Account or tend to reduce the amount payable thereunder as shown on the respective aged receivable trial balances, Borrower's books and records and all invoices and statements delivered to First American National Bank with respect thereto; (v) to the best of Borrower's knowledge, all Account Debtors have the capacity to contract; (vi) Borrower has received no notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition; and (vii) Borrower has no knowledge that any Account Debtor is unable generally to pay its debts as they become due.

       (g) With respect to any Inventory, (i) such property is located at one of the locations set forth on Schedule 3.22(c), (ii) Borrower has good,
                           ----------------
indefeasible and marketable title to such property and such property is not subject to any Lien whatsoever, except for Permitted Encumbrances, (iii) such property is of good and merchantable quality, free from any defects, (iv) except as noted on Schedule 3.16, such property is not subject to any licensing,
            -------------
patent, royalty, trademark, tradename or copyright agreements with any third parties, and (v) the completion of manufacture, sale or other disposition of such property by Lender following a Default shall not require the consent or any person and shall not constitute a breach or default under any contract or agreement to which Borrower is a party or to which such property is subject.

  4.   FINANCIAL STATEMENTS AND INFORMATION

  4.1  Reports and Notices.  Borrower covenants and agrees that from and after
       -------------------
the Closing Date and until the Termination Date, it shall deliver to the Lender the Financial Statements, Projections and notices at the times and in the manner set forth on Annex D.
             -------

  4.2  Communication with Accountants.  Borrower (for itself and each Subsidiary
       ------------------------------
thereof) authorizes to the Lender to communicate directly with its and its Subsidiaries' independent certified public accountants and tax advisors and authorizes those accountants to disclose to the Lender any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Borrower and each Subsidiary thereof. At or before the Closing Date, Borrower shall deliver a letter addressed to such accountants and tax advisors instructing them to comply with the provisions of this Section 4.
     ---------

  5.   AFFIRMATIVE COVENANTS

  Borrower covenants and agrees (for itself and its Subsidiaries) that, unless the Lender shall otherwise consent in writing, from and after the date hereof and until the Termination Date:

  5.1  Maintenance of Existence and Conduct of Business.  Borrower shall (and
       ------------------------------------------------
shall cause each of its Subsidiaries to) (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its Intellectual Property, and preserve all the remainder of its property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; and (d) transact business only under the names set forth on
Schedule 3.2.
------------

  5.2  Payment of Charges and Claims.  Borrower shall pay and discharge, or
       -----------------------------
cause to be paid and discharged in accordance with the terms thereof, (A) all Charges imposed upon it or any Subsidiary or its or their income and profits, or any of its property (real, personal or mixed), and (B) lawful claims for labor, materials, supplies and services or otherwise, which if unpaid might by law become a Lien on its property; provided, that Borrower or any Subsidiary shall
                               --------
not be required to pay any such Charge or claim which is being contested in good faith by proper legal actions or proceedings, so long as at the time of commencement of any such action or proceeding and during the pendency thereof
(i) no Default shall have occurred and be continuing, (ii) adequate reserves with respect thereto are established and are maintained in accordance with GAAP,
(iii) such contest operates to suspend collection of the contested Charges or claims and is maintained and prosecuted continuously with diligence, (iv) none of the Collateral would be subject to forfeiture or loss or any Lien by reason of the institution or prosecution of such contest, (v) no Lien shall exist, be imposed or be attempted to be imposed for such Charges or claims during such action or proceeding unless the full amount of such Charge or claim is covered by insurance satisfactory in all respects to the Lender, and (vi) Borrower shall promptly pay or discharge such contested Charges and all additional charges, interest penalties and expenses, if any, and shall deliver to the Lender evidence acceptable to the Lender of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to Borrower.

  5.3  Books and Records.  Borrower shall (and shall cause each Subsidiary to)
       -----------------
keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of its consolidated and consolidating financial transactions, are made in accordance with GAAP and on a basis consistent with the Financials referred to in paragraph I of Schedule 3.4.
                                                                   ------------

  5.4  Litigation.  Borrower shall notify the Lender in writing, promptly upon
       ----------
learning thereof, of any litigation, Claim or other action commenced or threatened against Borrower or any Subsidiary, and of the institution against any such Person of any suit or administrative proceeding which (i) may involve an amount in excess of $250,000.00 individually or in the aggregate or (ii) could have or result in a Material Adverse Effect if adversely determined.

  5.5  Insurance.
       ---------

       (a) Borrower shall, at its (or its Subsidiary's) sole cost and expense maintain or cause to be maintained, the policies of insurance in such amounts and as otherwise described in Annex E and Section 2.1(d). Borrower shall notify
                              -------     --------------
the Lender promptly of any occurrence causing a material loss or decline in value of any real or personal property and the estimated (or actual, if available) amount of such loss or decline, except as specified otherwise on Annex E. Borrower hereby directs all present and future insurers under its "All
-------
Risk" policies of insurance to pay all proceeds payable thereunder directly to the Lender. Borrower irrevocably makes, constitutes and appoints the Lender (and all officers, employees or agents designated by the Lender) as Borrower's true and lawful agent and attorney in-fact for the purpose of making, settling and adjusting claims under the "All Risk" policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such "All Risk" policies of insurance, and for making all determinations and decisions with respect to such "All Risk" policies of insurance. In the event Borrower at any time or times hereafter shall fail to obtain or maintain (or fail to cause to be obtained or maintained) any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, the Lender, without waiving or releasing any Obligations or Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which the Lender deems advisable. All sums so disbursed, including attorneys' fees, court costs and other charges related thereto, shall be payable, on demand, by Borrower to the Lender and shall be additional Obligations hereunder secured by the Collateral.

       (b) The Lender reserves the right at any time, upon review of Borrower's risk profile, to require additional forms and limits of insurance to, in the Lender's sole opinion, adequately protect interests of the Lender. Borrower shall, if so requested by the Lender, deliver to the Lender, as often as the Lender may request, a report of a reputable insurance broker satisfactory to the Lender with respect to its insurance policies.

       (c) Borrower shall deliver to the Lender endorsements to all of its and its Subsidiaries' (i) "All Risk" and business interruption insurance naming the Lender as loss payee, and (ii) general liability and other liability policies naming the Lender and the Lender as additional insureds.

  5.6  Compliance with Laws.  Borrower shall (and shall cause each of its
       --------------------
Subsidiaries to) comply in all material respects with all federal, state and local laws, permits and regulations applicable to it, including, without limitation, those relating to licensing, environmental, ERISA and labor matters.

  5.7  Agreements.  Borrower shall (and shall cause each of its Subsidiaries to)
       ----------
perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement, contract, instrument or other document to which it is a party, including, without limitation, any leases and customer contracts to which it is a party where the failure to so perform and enforce could have or result in a Material Adverse Effect. Borrower shall not (and shall not permit any of its Subsidiaries to) terminate or modify any provision of any agreement, contract, instrument or other document to which it is a party which termination or modification could have or result in a Material Adverse Effect. Borrower shall (and shall cause each of its Subsidiaries to) perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts, Licenses, Instruments, Documents and all other agreements constituting or giving rise to Collateral. Borrower shall not, without the Lender's prior written consent, with respect to any of the Accounts, Chattel Paper, Instruments or amounts due under any Contract (i) grant any extension of the time of payment of any thereof, other than those granted in the ordinary course of business; (ii) compromise or settle the same for less than the full amount thereof (other than the compromise or settlement, for adequate consideration, of Accounts in the ordinary course of business consistent with past practices the aggregate amount of which Accounts does not exceed $100,000.00 in any Fiscal

Year); (iii) release, in whole or in part, any Person liable for the payment thereof; or (iv) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of Borrower.

  5.8  Supplemental Disclosure.  At the request of the Lender (in the event that
       -----------------------
such information is not otherwise delivered by Borrower to the Lender pursuant to this Agreement) but not more frequently than every three months, Borrower will supplement (or cause to be supplemented) each Schedule hereto, or representation herein or in any other Loan Document with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby; provided however, that such supplement to such Schedule or
                    -------- -------
representation shall not be deemed an amendment thereof unless expressly consented to in writing by the Lender, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by Lender of any Default disclosed therein. Borrower shall, if so requested by the Lender, furnish to the Lender as often as it reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail, and, Borrower shall advise the Lender promptly, in reasonable detail, of (i) any Lien, other than as permitted pursuant to Section 6.7, attaching to or asserted against any of the
                      -----------
Collateral, (ii) any material change in the composition of the Collateral and
(iii) the occurrence of any other event which would have a Material Adverse Effect upon the Collateral and/or the Lender's Lien thereon.

  5.9  Environmental Matters.  Borrower shall
       ---------------------

       (i)   [INTENTIONALLY OMITTED],

       (ii)  comply with the Environmental Laws and permits applicable to it,

       (iii) notify the Lender and the Lender promptly after Borrower becomes aware of any Release upon any Subject Property, and

       (iv) promptly forward to the Lender a copy of any order, notice, permit, application, or any communication or report received by any Loan Party in connection with any such Release or any other matter relating to the Environmental Laws that may affect any Subject Property or any Loan Party. The provisions of this Section 5.9 shall apply whether or not the Environmental
                   -----------
Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with any Release or the presence of any Hazardous Materials.

  5.10 Landlord's and a Mortgagee's Agreements.  Borrower shall obtain a
       ---------------------------------------
landlord's agreement in form and substance acceptable to the Lender from the lessor of any present or future leased premises of Borrower and mortgagee's agreement in form and substance acceptable to the Lender from each mortgagee of a Loan Party, agreeing (among other things) to waive any lien any of said entities may have upon the Collateral.

  5.11 Certain Obligations Respecting Subsidiaries.  Borrower will, and will
       -------------------------------------------
cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is a wholly owned Subsidiary Borrower will not permit any of its Subsidiaries to enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends or other Restricted Payments, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of any property or assets.

  5.12 Application of Proceeds.  Borrower shall use the proceeds of (i) the Term
       -----------------------
Loan as provided in Section 1.1(e); and (ii) the Acquisition Line Advances as
                    --------------
provided in Section 1.2 (a).
            ---------------

  5.13 Fiscal Year.  Borrower shall, and shall cause each Subsidiary to,
       -----------
maintain as its Fiscal Year the twelve month period ending on December 31 of each year.

  5.14 Casualty and Condemnation.
       -------------------------

       (a) Borrower shall promptly notify the Lender of any loss, damage, or destruction to any Collateral or any real property owned by Borrower whether or not constituting Collateral (collectively, "Property") or arising from its use,
                                            --------
whether or not covered by insurance. The Lender is hereby authorized to adjust losses and collect all insurance proceeds (related to the Collateral) directly. If, notwithstanding the provisions hereof which require that the Lender be the sole loss payee, a check or other instrument from an insurer is made payable to Borrower or Borrower and the Lender jointly, the Lender may endorse Borrower's name thereon and take such other action as the Lender may elect to obtain the proceeds thereof. After deducting from such proceeds the expenses, if any, incurred by the Lender in the collection or handling thereof, the Lender may apply such proceeds to the reduction of the Obligations in the manner set forth in Section 1.7 or, at the Lender's option in its sole discretion, may permit or
   -----------
require Borrower to use such proceeds, or any part thereof, to replace, repair or restore such Collateral as provided in paragraph (c) below.

       (b) Borrower shall promptly upon learning of the institution of any proceeding for the condemnation or other taking of any of its Property, notify the Lender of the pendency of such proceeding, and agrees that the Lender may participate in any such proceeding and Borrower from time to time will deliver to the Lender all instruments reasonably requested by the Lender to permit such participation. The Lender shall (and is hereby authorized to) collect any and all awards, payments or other proceeds of any such condemnation or taking and apply such proceeds to the reduction of the Obligations in the manner set forth in Section 1.7 or, at the Lender's option in its sole
   -----------
discretion, may permit or require Borrower to use such proceeds, or any part thereof, to replace, repair or restore such Collateral as provided in paragraph
(c) below.

       (c) Any Collateral which is to be replaced, repaired or restored pursuant to paragraph (a) or (b) above shall be replaced, repaired or restored pursuant to such terms and conditions as the Lender may require and with materials and workmanship of substantially as good a quality as existed before such loss or taking, and Borrower shall commence such replacement, repair or restoration as soon as practicable and proceed diligently with it until completion to the Lender's satisfaction. Borrower shall provide to the Lender written progress reports, other information and evidence of its compliance with the foregoing.

  5.15 Covenants Regarding the Collateral.
       ----------------------------------

       (a) Further Assurances; Pledge of Instruments.  At any time and from time
           -----------------------------------------
to time, upon the written request of Lender and at the sole expense of Borrower, Borrower shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any License (including, but not limited to software licenses) or Contract held by Borrower or in which Borrower has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the liens and security interests granted hereunder or under any other Loan Document, (iii) transferring Collateral to Lender's possession (if such Collateral consists of Documents, Instruments or Chattel Paper or if a security interest in such Collateral can be perfected only by possession, or if requested by Lender) and (iv) using its best efforts to obtain waivers of liens from landlords and mortgagees (it being understood that Lender in its discretion may establish a reasonable reserve against availability under this Agreement until the same have been obtained). Borrower also hereby authorizes Lender to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Lender immediately upon Borrower's receipt thereof.

       (b) Maintenance of Records.  Borrower shall keep and maintain, at its own
           ----------------------
cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Borrower shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, for itself and as agent for certain participants." As further security, Borrower agrees that the Lender shall have a special property right and security interest in all of Borrower's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of a Default, Borrower shall deliver and turn over any such books and records to Lender or to its representatives at any time on demand of Lender. Prior to the occurrence of a Default and upon reasonable notice from Lender or the Lender, Borrower shall permit any representative of Lender to inspect such books and records and shall provide photocopies thereof to Lender as more specifically set forth in Section
                                                                        -------
1.10 of this Agreement.
----

       (c) Continuous Perfection.  Borrower shall not change its name, identity
           ---------------------
or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the Code or any other then applicable provision of the Code unless Borrower shall have given Lender at least thirty
(30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Lender to amend such financing statement or continuation statement so that it is not seriously misleading.

       (d) Provisions Regarding Accounts.
           -----------------------------

           (i) Borrower shall not re-date any invoice or sale or make sales on extended dating beyond that customary in Borrower's business or extend or modify any Account (other than corrections of errors in the ordinary course of business). If Borrower becomes aware of any matter materially affecting any Account, including information regarding the Account Debtor's creditworthiness, and such Account could have a Material Adverse Effect, Borrower will promptly so advise Lender.

           (ii) Borrower shall not release, in whole or in part, the obligations of any Person liable for payment in respect of any Account nor shall Borrower, without Lender's written consent, accept any note or other Instrument (except a check or other Instrument for the immediate payment of money) for an amount in excess of $75,000.00, individually or in the aggregate, with respect to any Accounts of one Account Debtor. Any such Instrument shall be considered as evidence of the Account or Accounts and not payment thereof and (after termination of the Revolving Credit Facility and payment in full of all indebtedness thereunder) Borrower will promptly deliver such Instrument to Lender appropriately endorsed in favor of the Lender. Regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, the maker thereof will remain liable thereon until such Instrument is paid in full.

           (iii) Borrower shall not, without Lender's prior written consent, compromise, settle or adjust any Account for less than the full amount thereof if the reduction in the amounts payable under any Accounts as a result of any such compromise, settlement or adjustment would exceed $75,000.00 in the aggregate in any Fiscal Year.

       (e) Provisions Regarding Inventory.  Borrower agrees that all Inventory
           ------------------------------
manufactured or processed by Borrower will be manufactured and processed in accordance with the Federal Fair

Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Borrower will not, without Lender's written consent, sell any Inventory on a guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

       (f) Provisions Regarding Equipment.  Borrower represents and warrants to
           ------------------------------
and agrees with Lender that all of the Equipment is and will be used or held for use in Borrower's business. Borrower shall keep and maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof. Borrower shall promptly inform Lender of any material additions to or deletions from the Equipment. Borrower shall not permit any Equipment to become a fixture to real property or an accession to other personal property, unless Lender has a valid, perfected, and first priority Lien in such real or personal property. Borrower will not, without Lender's prior written consent, alter or remove any identifying symbol or number on the Equipment. Borrower shall not, without the prior written consent of Lender, sell, lease as a lessor, or otherwise dispose of any of the Equipment.

       (g) Provisions Regarding Trademark Collateral.
           -----------------------------------------

           (i) Borrower shall notify Lender immediately if it knows or has reason to know that any application or registration relating to any Trademark that is material to the conduct of Borrower's business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding Borrower's ownership of any Trademark which is material to the conduct of Borrower's business, its right to register the same, or to keep and maintain the same.

           (ii) In no event shall Borrower, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark with the United States Patent or Trademark Office or any similar office or agency in any other country or any political subdivision thereof without giving Lender prior written notice thereof, and, upon request of Lender, Borrower shall execute and deliver any and all agreements, instruments, documents and papers as Lender may request to evidence Lender's security interest in such Trademark and the General Intangibles, including the goodwill, of Borrower relating thereto or represented thereby.

           (iii) Borrower shall take all necessary actions to maintain and pursue each application, to obtain the relevant registration, and to maintain the registration of each of the Trademarks which is material to the conduct of Borrower's business, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

           (iv) In the event that any of the Trademark Collateral is infringed upon, or misappropriated or diluted by a third party, Borrower shall notify Lender promptly after Borrower learns thereof and shall, unless Borrower shall reasonably determine that such Trademark Collateral is not material to the conduct of Borrower's business, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Borrower shall reasonably deem appropriate under the circumstances to protect such Trademark Collateral.

       (h) Provisions Regarding Patents and Copyrights.
           -------------------------------------------

           (i) Borrower agrees not to divest its rights under a Patent or Copyright, without the prior written approval of Lender, and will take all action necessary or advisable to maintain each Patent or Copyright.

           (ii) Borrower agrees, promptly upon learning of the same, to furnish Lender in writing with all pertinent information available to Borrower with respect to any infringement or other violation of Borrower's rights in any material Patent or Copyright, or with respect to any claim that practice of any material Patent or Copyright violates any property right of that party. Borrower further agrees, absent direction of Lender to the contrary, to prosecute any person infringing any significant Patent or Copyright.

  5.16 Lender's Appointment as Attorney-in-Fact.  (a) Borrower hereby
       ----------------------------------------
irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to Lender the power and right, on behalf of Borrower, without notice to or assent by Borrower, and at any time, to do the following:

           (i) in the name of Borrower, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other Instruments for the payment of monies due under any Collateral;

           (ii) continue any insurance existing pursuant to the terms of the Loan Documents, and pay all or any part of the premiums therefor and the costs thereof; and

           (iii) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral.

       (b) Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to Lender the power and right, on behalf of Borrower, without notice to or assent by Borrower, upon the occurrence and during the continuation of an Event of Default, to do the following:

          (i) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

          (ii) pay or discharge taxes, liens, security interest, or other encumbrances levied or placed on or threatened against the Collateral;

          (iii) effect any repairs or obtain any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and costs thereof;

          (iv) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to Lender or as Lender shall direct;

          (v) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with accounts and other documents constituting or related to the Collateral;

          (vi) settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Lender may deem appropriate;

          (vii) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such monies due under any Collateral whenever payable;

          (viii) commence and prosecute any suits, actions or proceedings of law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

          (ix) defend any suit, action or proceeding brought against Borrower with respect to any Collateral if Borrower does not defend such suit, action or proceeding or if Lender believes that Borrower is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral;

          (x) license or, to the extent permitted by an applicable license, sublicense whether general, specific or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark throughout the world for such or terms on such conditions and in such manner as Lender shall, in its sole discretion, determine; and

           (xi) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Borrower's expense, at any time, or from time to time, all acts and things which Lender reasonably deems necessary to perfect, preserve, or realize upon the Collateral and Lender's Lien therein in order to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

       (c) Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 5.16 is a power coupled with
                                           ------------
an interest and shall be irrevocable until the Termination Date.

       (d) The powers conferred on Lender hereunder are solely to protect Lender's security interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and none of its officers, directors, employees, agents or representatives shall be responsible to Borrower for any act or failure to act, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

       (e) Borrower also authorizes Lender, at any time and from time to time, to (i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Borrower in and under the Contracts and other matters relating thereto and (ii) execute, in connection with the sale provided for in Section 8.2 hereof, any endorsements, assignments
                              -----------
or other instruments of conveyance or transfer with respect to the Collateral.

  5.17 Maintenance Covenant.  Borrower shall duly pay and discharge in
       ---------------------
accordance with Borrower's customary business practices in respect thereto, all current debts, obligations and accounts payable as they become due, except for such debts, obligations and accounts payable the validity of which are being contested in good faith by appropriate proceedings, diligently pursued and available to Borrower, with respect to which adequate reserves have been set aside on its books.

  6.   NEGATIVE COVENANTS

  Borrower covenants and agrees (for itself and each Subsidiary) that, without the Lender's prior written consent, from and after the date hereof and until the Termination Date:

  6.1  Mergers, Subsidiaries, Etc.  Borrower shall not (and shall not permit any
       ---------------------------
of its Subsidiaries to), directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or form or acquire any Subsidiary, provided, however, that the foregoing shall not prohibit
                        --------
a merger
of a Person with and into Borrower consummated pursuant to an Eligible Acquisition on the date of an Acquisition Line Advance). Prior to forming any Subsidiary, Borrower shall (a) provide not less than thirty (30) days prior written notice to the Lender and the Lender, (b) take all actions requested by the Lender to protect and preserve the Collateral, and (c) receive the prior written consent of the Lender.

  6.2  Investments.  Borrower shall not (and shall not permit any of its
       -----------
Subsidiaries to), directly or indirectly, make or maintain any Investment except
(i) as otherwise permitted by Section 6.3 or 6.4; (ii) Investments outstanding
                              ------------------
on the date hereof and listed on Schedule 6.2; and (iii) advances constituting
                                 ------------
trade credit representing the purchase price of Inventory or supplies sold to any Person (other than a Subsidiary or Affiliate of Borrower) in the ordinary course of business and payable on terms not exceeding 120 days.

  6.3  Indebtedness.  Borrower shall not (and shall not permit any of its
       ------------
Subsidiaries to) create, incur, assume or permit to exist any Indebtedness, except (i) the Obligations; (ii) Deferred Taxes; (iii) the Subordinated Notes;
(iv) Capital Lease Obligations permitted under clause (iv) of Section 6.7 and
                                                              -----------
Indebtedness secured by purchase money Liens permitted under clause (iv) of
Section 6.7 in a maximum aggregate amount outstanding not to exceed $250,000.00;
-----------
(v) Indebtedness under the Revolving Credit Facility, and (vi) other Indebtedness set forth on Schedule 6.3.
                          ------------

  6.4  Affiliate and Employee Loans and Transactions; Employment Agreements.
       --------------------------------------------------------------------
Except as otherwise expressly permitted hereunder, Borrower shall not (and shall not permit any of its Subsidiaries to) enter into any management agreements, service agreements, lending, borrowing or other commercial transaction with any of its Subsidiaries, Affiliates, officers, directors or employees, including, without limitation, payment of any management, consulting, advisory or similar fee; provided, however, Borrower may (i) on the Closing Date and on the date of
     --------  -------
any Acquisition Line Advance, extend a loan to Holdings to enable Holdings to pay a portion of the amount due to the applicable Sellers, such loan to be evidenced by a promissory note executed by Holdings and payable to Borrower, and
(ii) extend loans to its officers, directors and employees in a maximum aggregate principal amount outstanding at any time for all officers, directors and employees of $100,000.00, except as stated on Schedule 6.4. Set forth on
                                                  ------------
Schedule 6.4 is a list of all such management agreements, service agreements,
------------
lending, borrowing or other commercial transactions existing or outstanding as of the Closing Date.

  6.5  Capital Structure and Business.  Except as permitted under Section 5.1,
       ------------------------------                             -----------
Borrower shall not (and shall not permit any of its Subsidiaries to) (i) make any changes in its business objectives, purposes, or operations which could in any way adversely affect the repayment of the Obligations or have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 3.9 and Schedule 6.3 (including, without limitation, the
             ------------     ------------
issuance or recapitalization of any shares of Stock or other securities convertible into Stock or any revision of the terms of its outstanding Stock),
(iii) amend its articles or certificate of incorporation, charter, by-laws or other organizational documents, or (iv) engage in any business other than the business currently engaged in by such Person.

  6.6  Guaranteed Indebtedness.  Borrower shall not (and shall not permit any of
       -----------------------
its Subsidiaries to) incur any Guaranteed Indebtedness except (i) by endorsement of instruments or items of payment for deposit to the general account of such Person or (ii) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this Agreement for Borrower to incur (and such Guaranteed Indebtedness shall be treated as a primary obligation for all purposes hereof).

  6.7  Liens.  Borrower shall not (and shall not permit any of its Subsidiaries
       -----
to) create or permit to exist any Lien on any of its properties or assets except for (i) presently existing or hereafter created Liens in favor of the Lender to secure the Obligations; (ii) Liens set forth on Schedule 6.7 existing on the
                                                ------------
Closing Date; (iii) Permitted Encumbrances; (iv) purchase money liens or purchase money security interests upon or in Equipment acquired by Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such Equipment or to secure Indebtedness or Capital Lease Obligations permitted under Section 6.3 incurred solely for the purpose of
                            -----------
financing the acquisition of such Equipment, so long as such Equipment is not a component, part or accessory installed on, or an accession, addition or attachment to, any other Equipment or other property of Borrower or any Subsidiary thereof (except other Equipment on which a security interest exists under this clause); and (v) extensions, renewals and replacements of Liens referred to in clauses (ii) and (iv) above, provided that any such extension, renewal or replacement Lien is limited to the property or assets covered by the Lien extended, renewed or replaced and does not secure Indebtedness in an amount greater than the amount of the outstanding Indebtedness secured thereby immediately prior to such extension, renewal or replacement; provided that
                                                             --------
Borrower shall not create or permit any Lien to exist on any of the Stock of Borrower's Subsidiaries or any of Borrower's Accounts (other than Liens described in clause (i) above).

  6.8  Sale of Assets.  Borrower shall not (and shall not permit any of its
       --------------
Subsidiaries to) sell, transfer, convey, assign or otherwise dispose of any of its assets or properties, including, without limitation, any Collateral; provided, however, that the foregoing shall not prohibit (i) the sale of
--------  -------
Inventory in the ordinary course of business; (ii) the sale or disposition of any assets which have become obsolete or surplus to the business of Borrower or any of its Subsidiaries; or (iii) the sale or disposition of assets which either
(x) give rise to Net Proceeds exceeding, in the aggregate, $500,000, or (y) have an aggregate depreciated value according to Lender's internal analysis exceeding $500,000.

  6.9  Material Contracts.  Borrower shall not (and shall not permit any of its
       ------------------
Subsidiaries to) cancel or terminate any Material Contract or amend or otherwise modify any Material Contract, or waive any default or breach any Material Contract, or take any other action in connection with any Material Contract that would have a Material Adverse Effect.

  6.10 ERISA.  Neither Borrower nor any ERISA Affiliate shall acquire any new
       -----
ERISA Affiliate that maintains or has an obligation to contribute to a Pension Plan that has either an "accumulated funding deficiency," as defined in Section 302 of ERISA, or any "unfunded vested benefits," as defined in Section 4006(a)(3)(E)(iii) of ERISA in the case of any Pension Plan other than a Multiemployer Plan and in Section 4211 of ERISA in the case of a Multiemployer Plan. Additionally, neither Borrower nor any ERISA Affiliate shall permit or suffer any condition set forth on Schedule 3.13 to cease to be met and satisfied
                                  -------------
at any time; terminate any Pension Plan that is subject to Title IV of ERISA where such termination could reasonably be anticipated to result in liability to Borrower; (b) permit any accumulated funding deficiency, as defined in Section 302(a)(2) of ERISA, to be incurred with respect to any Pension Plan; fail to make any contributions or fail to pay any amounts due and owing as required by the terms of any Plan before such contributions or amounts become delinquent; make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan; at any time fail to provide the Lender and the Lender with copies of any Plan documents or governmental reports or filings, if reasonably requested by the Lender.

  6.11 Financial Covenants.  Borrower shall not breach or fail to comply with
       -------------------
any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied (and based upon the financial statements delivered hereunder):

       (a)  INTENTIONALLY OMITTED.

       (b)  Interest Coverage Ratio.  Holdings  shall maintain an Interest
            -----------------------
Coverage Ratio of not less than the ratio set forth below corresponding to the applicable Fiscal Quarter set forth below:

               Fiscal Quarter           Minimum Interest Coverage
                   Ending                        Ratio
           ---------------------    ---------------------------------
                  31-Dec-97                     1.60:1.0
                  31-Mar-98                     1.60:1.0
                  30-June-98                    1.60:1.0
                  30-Sep-98                     1.65:1.0
                  31-Dec-98                     1.70:1.0
                  31-Mar-99                     1.70:1.0
                  30-June-99                    1.70:1.0
                  30-Sep-99                     1.85:1.0
                  31-Dec-99                     2.00:1.0
                  31-Mar-00                     2.00:1.0
                  30-June-00                    2.00:1.0
                  30-Sep-00                     2.25:1.0
                  31-Dec-00                     2.30:1.0
                  31-Mar-01                     2.30:1.0
                  30-June-01                    2.30:1.0

                  30-Sep-01                     2.45:1.0
                  31-Dec-01                     2.65:1.0
                  31-Mar-02                     2.65:1.0
                  30-June-02                    2.65:1.0
                  30-Sep-02                     2.65:1.0
                  31-Dec-02                     2.65:1.0

       (c) Capital Expenditures.  Holdings shall not make aggregate Capital
           --------------------
Expenditures (excluding (i) any Capital Expenditures made by Borrower pursuant to Section 5.14 to replace, repair or restore any Property subject to any loss
   ------------
or taking described therein, or (ii) Capital Expenditures of up to $250,000.00 in connection with the relocation of a web press from the division of Borrower acquired from B & M Printing, Inc. to the division of Borrower acquired from Lithograph Printing Co. of Memphis, Inc.) in any Fiscal Year in excess of the amount set forth below for such Fiscal Year, determined on a consolidated basis in accordance with GAAP:

                Fiscal Year              Maximum Amount of
                  Ending                Capital Expenditures
             ------------------     ---------------------------
                   1998                      $1,500,000
                   1999                      $2,000,000
                   2000                      $2,500,000
                   2001                      $2,500,000
                   2002                      $2,500,000

  6.12 Hazardous Materials.  Except as set forth in Schedule 3.18, Borrower
       -------------------                          -------------
shall not and shall not permit any of its Subsidiaries or any other Person within the control of Borrower to (a) cause or permit a Release of Hazardous Material on, under in or about any Subject Property; (b) use, store, generate, treat or dispose of Hazardous Materials, except in compliance with Environmental Laws; or (c) transport any Hazardous Materials to or from any Subject Property, except in compliance with Environmental Laws.

  6.13 Sale-Leasebacks.  Borrower shall not (and shall not permit any of its
       ---------------
Subsidiaries to) engage in any sale-leaseback or similar transaction involving any of its property or assets.

  6.14 Cancellation of Indebtedness.  Borrower shall not (and shall not permit
       ----------------------------
any of its Subsidiaries to) cancel any claim or Indebtedness owing to it, except for reasonable consideration and in the ordinary course of its business, or voluntarily prepay any Indebtedness (other than the Obligations).

  6.15 Restricted Payments.  Borrower shall not make any Restricted Payment to
       -------------------
any Person and Borrower shall not permit any Subsidiary to make any Restricted Payment other than to Borrower, provided, however, that Borrower may pay
                                --------  -------
dividends or payment of fees to Holdings made solely to enable Holdings to pay (i) officers' salaries pursuant to applicable Employment Agreements and operating expenses (including without limitation rental payments on leased real property) in an aggregate amount not to exceed (A) $500,000 during the period from the June 19, 1997 through December 31, 1997, (B) $1,300,000 during the period from January 1, 1998 through December 31, 1998, and
(C) for each Fiscal Year of the Borrower thereafter, an amount equal to 105% of the maximum amount permitted for the immediately preceding Fiscal Year of the Borrower, or (ii) interest on the Subordinated Indebtedness payable to Sirrom Capital Corporation and the Sellers in accordance with the terms of the Subordination Agreements.

  6.16 Real Property Leases.  Borrower shall not (and shall not permit any of
       --------------------
its Subsidiaries to) enter into or renew (by amendment, modification or otherwise) any Lease other than renewals of existing Leases upon substantially the same terms as are in effect on the Closing Date.

  6.17 Bank Accounts.  Borrower shall not (and shall not permit any of its
       -------------
Subsidiaries to) maintain any deposit, operating or other bank accounts except for those accounts identified on Schedule 3.20.
                                 -------------

  6.18 Subordinated Notes.  Neither Borrower nor any of its Subsidiaries shall
       ------------------
purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any payment (scheduled, voluntary or other) of principal of or interest on, or any other amount owing in respect of, any Subordinated Notes, except that, so long as no Default shall have occurred and be continuing (or would occur as a result of any such payment), Borrower may, on regularly scheduled quarterly interest payment dates, make payments of interest on the Subordinated Notes at the interest rate listed on each Subordinated Note respectively, subject to satisfaction of the following conditions: (i) no Default shall have occurred and be continuing (or would occur as a result of such payment) on the date of such payment; and (ii) Borrower shall have given the Lender at lease five Business Days prior written notice of its intention to make any such payment together with evidence reasonably satisfactory in the judgment of the Lender that the condition set forth in the foregoing clause (i) will be satisfied on and as of the date of such payment. Borrower will not consent to any amendment, modification, supplement or waiver of any of the provisions of the Subordinated Notes.

  6.19 No Speculative Transactions.  Borrower shall not (and shall not permit
       ---------------------------
any of its Subsidiaries to) engage in any speculative transaction or any transaction involving commodity options or futures contracts (other than in the ordinary course of business consistent with past practice).

  6.20 Margin Regulations.  Borrower shall not use the proceeds of any Loan to
       ------------------
purchase or carry any Margin Stock or any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

  6.21 Limitation on Negative Pledge Clauses.  Borrower shall not (and shall not
       -------------------------------------
permit any of its Subsidiaries to), directly or indirectly, enter into any agreement with any Person other than the

Lender pursuant to a Loan Document which prohibits or limits the ability of Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

  6.22 Accounting Changes.  Borrower shall not (and shall not permit any of its
       ------------------
Subsidiaries to) make, any significant change in accounting treatment and reporting practices except for changes concurred in by Borrower's independent public accountants and approved by the Lender.

  6.23 EBITDA.  Permit the EBITDA of Holdings, determined on a consolidated
       ------
basis in accordance with GAAP, at the end of each Fiscal Quarter set forth below to be less than the corresponding amount set forth below:

                            Date            Amount
                            ----            ------
                          31-Dec-97     $ 3,700,000
                                        $ 7,000,000
                          31-Mar-98     $10,200,000
                         30-June-98     $11,800,000
                          30-Sep-98     $12,800,000
                          31-Dec-98     $12,950,000
                          31-Mar-99     $13,100,000
                         30-June-99     $13,400,000
                          30-Sep-99     $13,600,000
                          31-Dec-99     $13,750,000
                          31-Mar-00     $13,900,000
                         30-June-00     $14,300,000
                          30-Sep-00     $14,700,000
                          31-Dec-00     $14,900,000
                          31-Mar-01     $15,100,000
                         30-June-01     $15,525,000
                          30-Sep-01     $15,700,000
                          31-Dec-01     $15,850,000
                          31-Mar-02     $16,000,000
                         30-June-02     $16,275,000
                          30-Sep-02     $16,400,000
                          31-Dec-02


  6.24 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of Holdings, determined on a consolidated basis in accordance with GAAP, at the end of each Fiscal Quarter forth below to be less than the corresponding ratio set forth below:

                          Each Fiscal Quarter Falling
                          ---------------------------

               Between The Following Periods         Ratio
               -----------------------------         -----
                         31-Dec-98                 1.025:1.0
                         31-Mar-99                 1.025:1.0
                        30-June-99                 1.025:1.0
                         30-Sep-99                 1.025:1.0
                         31-Dec-99                 1.035:1.0
                         31-Mar-00                 1.035:1.0
                        30-June-00                 1.035:1.0
                         30-Sep-00                  1.10:1.0
                         31-Dec-00                  1.10:1.0
                         31-Mar-01                  1.10:1.0
                        30-June-01                  1.10:1.0
                         30-Sep-01                  1.15:1.0
                         31-Dec-01                  1.15:1.0
                         31-Mar-02                  1.15:1.0
                        30-June-02                  1.15:1.0
                         30-Sep-02                  1.20:1.0
                         31-Dec-02                  1.25:1.0

  6.25 Leverage Ratio.  Permit the Leverage Ratio at the end of each Fiscal
       --------------
Quarter set forth below to be more than the corresponding ratio set forth below:


               Fiscal Quarter Ending                 Ratio
               ---------------------                 ----
                     31-Dec-97                     5.50:1.0
                                                   5.40:1.0
                     31-Mar-98                     5.30:1.0
                    30-June-98                     5.10:1.0
                     30-Sep-98                     4.90:1.0
                     31-Dec-98                     4.80:1.0
                     31-Mar-99                     4.70:1.0
                    30-June-99                     4.50:1.0
                     30-Sep-99                     4.30:1.0
                     31-Dec-99                     4.25:1.0
                     31-Mar-00                     4.20:1.0
                    30-June-00                     4.00:1.0
                     30-Sep-00                     3.75:1.0
                     31-Dec-00                     3.70:1.0
                     31-Mar-01                     3.65:1.0
                    30-June-01                     3.50:1.0
                     30-Sep-01                     3.30:1.0

                     31-Dec-01                     3.25:1.0
                     31-Mar-02                     3.20:1.0
                    30-June-02                     3.10:1.0
                     30-Sep-02                     3.00:1.0
                     31-Dec-02

  6.26 Total Liabilities.  The total liabilities of the Borrower and Holdings,
       -----------------
on a consolidated basis (including this Agreement), as of December 31, 1997, shall not exceed $88,000,000.00.

  7.   TERM

  7.1  Duration.  The financing arrangement contemplated hereby shall be in
       --------
effect until the Termination Date. On the Termination Date, the Acquisition Line Commitment shall terminate and the Term Loan, Acquisition Line Advances and all other Obligations shall immediately become due and payable in full, in cash.

  7.2  Survival of Obligations.  Except as otherwise expressly provided for in
       -----------------------
the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the Obligations, duties, indemnities, and liabilities of any Loan Party, or the rights of the Lender or the Lender relating to any Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon any Loan Party, and all rights of the Lender, all as contained in the Loan Documents shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been indefeasibly paid in full in accordance with the terms of the agreements creating such Obligations.

  8.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES

  8.1  Events of Default.  The occurrence of any one or more of the following
       -----------------
events (regardless of the reason therefor) shall constitute an "Event of
                                                                --------
Default" hereunder:
-------

       (a) Borrower shall fail to make any payment in respect of any Obligations hereunder or under any of the other Loan Documents when due and payable or declared due and payable, including, without limitation, any payment of principal of, or interest on, the Term Loan or Acquisition Line Advances, and the same shall remain unpaid for a period ending three (3) days after the date such payment was due and payable or declared due and payable.

       (b) Borrower shall fail or neglect to perform, keep or observe any of the provisions of Section 6, Section 5.9, Section 5.5 or Section 5.1, including,
              ---------  -----------  -----------    -----------
without limitation, any of the provisions set forth on Annex D.
                                                       -------

       (c) Any Loan Party shall fail or neglect to perform, keep or observe any term or provision of this Agreement (other than any such term or provision referred to in paragraph (a) or (b) above) or of any of the other Loan Documents, and the same shall remain unremedied for a period ending on the first to occur of ten (10) days after Borrower shall receive written notice of any such failure from the Lender or thirty (30) days after any Loan Party shall become aware thereof.

       (d) A default shall occur under any other agreement, document or instrument to which any Loan Party is a party or by which any such Person or its property is bound, and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise) due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness of such Person in an aggregate amount exceeding $100,000.00 or
(ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof in an aggregate amount exceeding $100,000.00, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

       (e) Any representation or warranty herein or in any Loan Document or in any written statement pursuant thereto or hereto, any report, financial statement or certificate made or delivered to the Lender or the Lender by any Loan Party shall be untrue or incorrect in any material respect as of the date when made or deemed made (including those made or deemed made pursuant to
Section 2.2 and Section 4).
-----------     ---------

       (f) Any of the assets of any Loan Party shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of such Loan Party and shall remain unstayed or undismissed for sixty (60) consecutive days; or any Person other than a Loan Party shall apply for the appointment of a receiver, trustee or custodian for any Loan Party's assets and shall remain unstayed or undismissed for sixty (60) consecutive days; or any Loan Party shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

       (g) A case or proceeding shall have been commenced against any Loan Party in a court having competent jurisdiction seeking a decree or order (i) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law,
(ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Loan Party or of any substantial part of its properties, or (iii) ordering the winding up or liquidation of the affairs of any Loan Party and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

       (h) Any Loan Party shall (i) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Loan Party or of any substantial part of any Loan Party's properties,
(iii) fail generally to pay its debts as such debts become due, or (iv) take any corporate action in furtherance of any such action.

       (i) Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $250,000.00 in the aggregate shall be rendered against any Loan Party, unless the same shall be (i) fully covered by insurance in accordance with Section 5.5, or (ii) vacated,
                                              -----------
stayed, bonded, paid or discharged within a period of fifteen (15) days from the date of such judgment.

       (j) There shall occur any Material Adverse Effect since the Closing Date which shall not have been cured (or waived by the Lender) within ten days of notice thereof from the Lender to Borrower.

       (k) Any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms; or any Lien created under any Collateral Document shall cease to be a valid and perfected Lien having the first priority in any of the Collateral purported to be covered thereby.

       (l) John P. Miller ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of Borrower.

       (m) Dave Sutherland ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from Sutherland and not replaced by an individual acceptable to Lender within a reasonable period of time.

       (n) Bill Blackwell ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from Blackwell Lithographers, Inc. and not replaced by an individual acceptable to Lender within a reasonable period of time.

       (o) Ron McKinney ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from B & M Printing, Inc. and not replaced by an individual acceptable to Lender within a reasonable period of time.

       (p) Either Ed Cox or Russ Gordon ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from Lithograph Printing of Memphis, Inc. and not replaced by an individual acceptable to Lender within a reasonable period of time.

       (q) Cary Rosenthal ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from Phoenix Communications, Inc. and King Mailing Services, Inc. and not replaced by an individual acceptable to Lender within a reasonable period of time.

       (r) Wendell Burns ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from Jones Printing Company, Inc. and not replaced by an individual acceptable to Lender within a reasonable period of time.

       (s) Holdings ceases for any reason whatsoever to employ individuals acceptable to Lender in each of the following positions and any such position is not filled by an individual satisfactory to Lender within sixty (60) days thereafter: Chief Financial Officer, Senior Vice President -Marketing and, commencing ninety (90) days after the Closing Date, Chief Operating Officer.

       (t) There shall occur a Change of Control.

       (u) There shall occur any "Event of Default" under and as defined in the Subordinated Notes.

       (v) An event or condition specified in Section 6.10 hereof shall occur or
                                              ------------
exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower, any Subsidiary thereof or any ERISA Affiliate shall incur or in the opinion of the Lender shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) in excess of $100,000.00 in the aggregate.

       (w) The occurrence of a default under the provisions of any of the other Loan Documents.

       (x) The liquidation, termination or dissolution of the Borrower or Holdings without the prior written consent of the Lender.

       (y) The repudiation of any guaranty of the Obligations by any Guarantor.

       (z) Either Joseph M. Jensen, Alan R. Bartel or Victor Giampietro ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from The Argus Press, Inc. and not replaced by an individual acceptable to Lender within a reasonable period of time.

  8.2  Remedies.  (a)  If any Event of Default shall have occurred and be
       --------
continuing the rate of interest applicable to the Loans and the other Obligations may, at the Lender's sole discretion, be increased, effective as of the date of the occurrence of the Default giving rise to such Event of Default, to the Default Rate as provided in Section 1.4(g). If any Event of Default
                                   --------------
shall have occurred and be continuing the Lender shall, or may with the consent of the Lender, without notice, take any one or more of the following actions:
(a) terminate the Acquisition Line Commitment whereupon Lender's obligation to make further Acquisition Line Advances shall terminate; or (b) declare all or any portion of the Obligations to be forthwith due and payable whereupon such Obligations shall become and be due and payable; or (c) exercise any rights and remedies provided to the Lender under the Loan Documents and/or at law or equity, including all remedies provided under the Code; provided, however, that
                                                        --------  -------
upon the occurrence of an Event of Default specified in Section 8.1 (f), (g) or
                                                        -----------------------
(h), the rate of interest applicable to all Obligations shall be increased
---
automatically to the Default Rate as provided in Section 1.4(f), and Acquisition
                                                 --------------
Line Commitment shall immediately terminate and the Obligations shall become immediately due and payable, in each case, without declaration, notice or demand by any Person.

  Without limiting the generality of the foregoing, Borrower expressly agrees that in any such event Lender without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Borrower or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Borrower where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Borrower notice and opportunity for a hearing on Lender's claim or action, and without paying rent to Borrower, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase for its benefit the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Lender shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without charge for such sales for such time or times as Lender deems necessary or advisable.

       Borrower further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Borrower's premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to use or operate the Collateral on behalf of Lender, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Lender. Lender shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to the Collateral while the Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in this paragraph (d) below, Borrower remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law, including section 9-504(1)(c) of the Code (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), need Lender account for the surplus, if any, to Borrower. To the maximum extent permitted by applicable law, Borrower waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such which may arise out of the gross negligence or willful misconduct of such party. Borrower agrees that five (5) days' prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled, Borrower also being liable for any attorneys' fees incurred by Lender to collect such deficiency.

       (b) Borrower agrees to pay any and all costs of Lender, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

       (c) Except as otherwise specifically provided herein, Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

       (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender upon receipt, in the following order of priorities:

       First, the payment in full of reasonable expenses of Lender in connection
       -----
with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Lender in connection therewith, including reasonable attorney's fees;

       Second, to the ratable payment of accrued but unpaid interest on the
       ------
Obligations;

       Third, to the ratable payment of unpaid principal of the Obligations;
       -----

       Fourth, to the ratable payment of all other Obligations until all other
       ------
Obligations shall have been paid in full; and

       Finally, to payment to Borrower, or its successors or assigns, or as a
       -------
court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

  8.3  Grant of License to Use Patent and Trademark Collateral.  For the purpose
       -------------------------------------------------------
of enabling Lender to exercise rights and remedies under Section 8.2 hereof
                                                         -----------
(including, without limiting the terms of Section 8.2 hereof, in order to take
                                          -----------
possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Lender shall be lawfully entitled to exercise such rights and remedies, Borrower hereby grants to Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, transfer, license or sublicense any Patent, Trademark, Copyrights or trade secret now owned or hereafter acquired by Borrower, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

  8.4  Waivers by Borrower.  Except as otherwise provided for in this Agreement
       -------------------
and applicable law to the full extent permitted by applicable law, Borrower waives (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Lender or the Lender on which Borrower may in any way be liable, and Borrower hereby ratifies and confirms whatever the Lender or the Lender may do in this regard, (ii) all rights to notice and a hearing prior to the Lender's taking possession or control of, or to the Lender's replevin, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing the Lender to exercise any of their remedies, and (iii) the benefit of any right of redemption and all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions contemplated by this Agreement and the other Loan Documents.

  9.   SUCCESSORS AND ASSIGNS

  9.1  Successors and Assigns.  This Agreement and the other Loan Documents
       ----------------------
shall be binding on and shall inure to the benefit of Borrower, the Lender and its respective successors and assigns, except as otherwise provided herein or therein. Borrower may not assign, delegate, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the Loan Documents without the prior express written consent of the Lender. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without such prior express written consent shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower, the Lender with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Loan Documents.

  10.  PARTICIPATIONS AND ASSIGNMENTS

       (a) Lender (without Borrower's consent) may assign and grant participations in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a part of its Term Loan, its Acquisition Line Advances, its Acquisition Line Commitment, its Note A and its Note B) to an Affiliate or to any other Person.

       (b) In the case of an assignment by Lender under this Section 10, the
                                                             ----------
assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were the Lender hereunder. Upon execution by the assignor and the assignee of an instrument pursuant to which the assignee assumes such rights and obligations, payment by such assignee to such assignor of an amount equal to the purchase price agreed between such assignor and such assignee and delivery to the Lender and Borrower of an executed copy of such instrument, such assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were the Lender hereunder and the assignor shall be, to the extent of such assignment (unless otherwise provided therein) released from its obligations under this Agreement. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be the "Lender." Upon any such assignment, Borrower, at its own expense, shall execute and deliver to the assignee lender in exchange for the surrendered Note A or Note B of the assignor lender a new Note A or Note B, as the case may be, to the order of the assignee lender in an amount equal to the Term Loan A or the Term Loan B, as the case may be, plus the Acquisition Line Commitment. Such new Note A or Note B shall be
    ----
dated the Closing Date and shall otherwise be in the form of the Note A or Note B replaced thereby. The Note A or Note B surrendered to the assignee lender shall be returned by the assignee lender to Borrower marked "canceled". The Borrower hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment or counterclaim which Borrower has or may at any time have against the Lender or any other Person for any reason whatsoever.

       (c) The Borrower acknowledges that it has been advised that the Lender is acting hereunder for itself and as agent for certain third parties (each being herein referred to as a "Participant" and, collectively, as the "Participants");
                         -----------                             ------------
that the interest of the Lender in this Agreement, the other Loan Documents and any other related instruments and documents may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more third parties without the consent of the Borrower (the "Syndication"). The Borrower
                                                  -----------
agrees reasonably to cooperate with Lender in connection with the Syndication, including the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lender or such Participant; provided, however, in no event shall the
                                        --------
Borrower be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

  11.  MISCELLANEOUS

  11.1 Complete Agreement; Modification of Agreement.  The Loan Documents
       ---------------------------------------------
constitute the complete agreement between the parties with respect to the subject matter thereof and supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied). Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Lender; provided that no
                                                             --------
such change, waiver, discharge or termination shall, without the consent of the Lender, (i) extend the scheduled final maturity of the Term Loan or any Acquisition Line Advance, or any portion thereof, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees or reduce the principal amount thereof, or increase the Acquisition Line Commitment of the Lender over the amount thereof then in effect (it being understood that a waiver of any Default shall not constitute a change in the terms of any Acquisition Line Commitment of the Lender), (ii) release all or substantially all of the Collateral (except as expressly permitted by the Loan Documents),
(iii) amend, modify or waive any provision of this Section 11.1, (iv) reduce any
                                                   ------------
percentage specified in, or otherwise modify, the definition of the Lender or
(v) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement. No provision of Section 9 may be amended
                                                   ---------
without the prior written consent of the Lender.

  11.2 Fees and Expenses.
       -----------------

       (a) Borrower shall pay on demand all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) of the Lender in connection with the preparation, negotiation, approval, execution, delivery, administration, modification, amendment, waiver and enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, and commitments relating thereto, and the other documents to be delivered hereunder or thereunder and the transactions contemplated hereby and thereby and the fulfillment or attempted fulfillment of conditions precedent hereunder, including, without limitation: (i) wire transfer fees and other costs of forwarding to Borrower or any other Person on behalf of Borrower by the Lender and the Lender of the proceeds of the Term Loan or Acquisition Line Advances;
(ii) any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the advances made pursuant hereto or its rights hereunder or thereunder; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the Lender, Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreements to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Borrower or any other Person that may be obligated to the Lender by virtue of the Loan Documents; (iv) any attempt to enforce any rights of the Lender against Borrower or any other Person that may be obligated to the Lender by virtue of any of the Loan Documents; or (v) after the occurrence and during the continuance of any Default, any effort to (A) evaluate, observe, assess Borrower or its affairs, or (B) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral.

       (b) Borrower shall pay on demand all reasonable costs and expenses (including, without limitation, reasonable counsels' fees) of the Lender and the Lender in connection with any Default and any enforcement or collection proceedings resulting therefrom or any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents in connection with any Default.

       (c) Without limiting the generality of clauses (a) and (b) above, Borrower's obligation to reimburse the Lender and/or the Lender for costs and expenses shall include the reasonable fees and expenses of counsel (and local, foreign or special counsel, advisors, consultants and auditors retained by such counsel), accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; expenses for travel, lodging and food; and all other out-of-pocket costs and expenses of every type and nature paid or incurred in connection with the performance of such legal or other advisory services.

  11.3 No Waiver.  No failure on the part of the Lender, at any time or times,
       ---------
to require strict performance by any Loan Party, of any provision of this Agreement and any of the other Loan

Documents shall waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of a Default shall not suspend, waive or affect any other Default whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of any Loan Party contained in this Agreement or any of the other Loan Documents and no Default by any Loan Party shall be deemed to have been suspended or waived by the Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of the Lender if required hereunder and directed to Borrower specifying such suspension or waiver.

  11.4 Remedies.  The rights and remedies of the Lender under this Agreement
       --------
shall be cumulative and nonexclusive of any other rights and remedies which the Lender or the Lender may have under any other agreement, including, without limitation, the Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

  11.5 Severability.  Wherever possible, each provision of this Agreement shall
       ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

  11.6 Conflict of Terms.  Except as otherwise provided in this Agreement or any
       -----------------
of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provisions contained in this Agreement shall govern and control.

  11.7 Right of Set-off.  Subject to Section 1.1(d) and 1.2 (f), upon the
       ----------------              --------------     -------
occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of Borrower against any and all of the Obligations now or hereafter existing irrespective of whether or not the Lender shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be unmatured. The Lender agrees promptly to notify the Lender and Borrower after any such set-off and application made by the Lender; provided, however, that the failure to give such
                                --------  -------
notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

  11.8 Authorized Signature.  Until the Lender shall be notified by Borrower the
       --------------------
contrary, the signature upon any document or instrument delivered pursuant hereto and believed by the Lender or any of the Lender's officers, the Lender, or employees to be that of an officer or duly authorized representative of Borrower listed on Schedule 11.8 shall bind Borrower and be
                                     -------------
deemed to be the act of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors, and the Lender and the Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance of such signature shall have actual knowledge of the fact that such signature is false or the person whose signature or purported signature is presented is without authority.

  11.9 GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN
       -------------
DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER AND LENDER HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT LENDER AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF
                  ----- --- ----------
SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH ON SCHEDULE 11.10 OF THIS
                                                  --------------
AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

  11.10  Notices.  Except as otherwise provided herein, whenever it is provided
         -------
herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other party, or whenever either of the parties desires to give or serve upon the other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 11.10, (iii) one (1)
                                                 -------------
Business Day after deposit with a reputable overnight courier with all charges prepaid or (iv) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower, the Lender or the Lender) designated below to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         (g)   If to the Lender, at:

                    General Electric Capital Corporation
                    Capital Funding, Inc.
                    777 Long Ridge Road
                    Bldg. B, First Floor
                    Stamford, Connecticut  06927
                    Attention:  Kim Tanner
                    Telecopy No.:  (203) 316-7989

                    With copies to:

                    General Electric Capital Corporation
                    Capital Funding, Inc.
                    5400 LBJ Freeway, Suite 1280
                    Dallas, Texas 75240
                    Attention:  John Hanley
                                Steve Bellah
                    Telecopy No.:  (972) 419-3289

                    and

                    Patton Boggs, L.L.P.
                    2200 Ross Avenue, Suite 900
                    Dallas, Texas 75201
                    Attention:  Larry A. Makel, Esq.
                    Telecopy No.: (214) 871-2688

         (b)   If to Borrower, at:

                    Premier Graphics, Inc.
                    2500 Lamar Avenue
                    Memphis, Tennessee  38114
                    Attention:  Mr. John P. Miller
                    Telecopy No.: (901) 744-6012

  11.11  Section Titles.  The Section titles and Table of Contents contained in
         --------------
this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

  11.12  Counterparts.  This Agreement may be executed in any number of separate
         ------------
counterparts, each of which shall, collectively and separately, constitute one agreement.

  11.13  Time of the Essence.  Time is of the essence of this Agreement and each
         -------------------
of the other Loan Documents.

  11.14  WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH
         --------------------
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

  11.15  NO ORAL AGREEMENTS.  THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL
         ------------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

  11.16  RELEASE.  BORROWER ACKNOWLEDGES AND AGREES THAT (A) IT HAS NO CLAIMS,
         -------
COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES OF ANY KIND OR NATURE WHATSOEVER TO THE ORIGINAL AGREEMENT AND THE OTHER ORIGINAL LOAN DOCUMENTS AND THE PERFORMANCE OF ITS OBLIGATIONS THEREUNDER, OR (B) IF IT HAS ANY SUCH CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE ORIGINAL LOAN DOCUMENTS AND/OR ANY TRANSACTION RELATED TO THE ORIGINAL LOAN DOCUMENTS, SAME ARE HEREBY WAIVED, RELINQUISHED AND RELEASED IN CONSIDERATION OF EACH LENDER'S EXECUTION AND DELIVERY OF THIS AGREEMENT.

  11.17  Amendment and Restatement of Original Agreement.  This Agreement and
         -----------------------------------------------
the Notes are given in amendment, restatement, renewal and extension (but not in novation, extinguishment or satisfaction) of the Original Agreement and the promissory notes executed in connection therewith. All liens and security interests securing payment of the obligations under the Original Agreement and such promissory notes are hereby collectively renewed, extended, rearranged, ratified and brought forward as security for the payment and performance of the Obligations. With respect to matters relating to the period prior to the date hereof, all of the provisions of the Original Agreement and the promissory notes, security agreements and other documents, instruments or agreements executed in connection therewith are hereby ratified and confirmed and shall remain in force and effect.

                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

       IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                             Borrower:

                                             PREMIER GRAPHICS, INC.


                                             By: /s/ John P. Miller
                                                 ------------------
                                                 John P. Miller
                                                 President



                                             Lender:
                                             ------

                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION



Acquisition Line Commitment:                 By: /s/ John E. Hanley
---------------------------                      ------------------
 $12,200,000                                     John E. Hanley
                                                 Senior Credit Analyst

--------------------------------------------------------------------------------


                              U.S. $60,000,000.00

               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                         Dated as of December 16, 1997

                                    between

                            PREMIER GRAPHICS, INC.

                                  as Borrower

                                      and

                     GENERAL ELECTRIC CAPITAL CORPORATION,

               for itself and as agent for certain participants


--------------------------------------------------------------------------------

                                 TABLE OF CONTENTS
                                 -----------------

                                                                                             PAGE
                                                                                             ----
1.   AMOUNT AND TERMS OF TERM LOANS AND ACQUISITION LINE
     1.1    Term Loans......................................................................    1
     1.2    Acquisition Line Advances.......................................................    3
     1.3    Mandatory Prepayments...........................................................    4
     1.4    Interest........................................................................    5
     1.5    Fees............................................................................    7
     1.6    Receipt of Payments.............................................................    7
     1.7    Application and Allocation of Payments..........................................    7
     1.8    Accounting......................................................................    7
     1.9    Indemnity.......................................................................    8
     1.10   Access..........................................................................    9
     1.11   Taxes...........................................................................    9
     1.12   Additional Provisions...........................................................   10
     1.13   Security Interest in the Collateral.............................................   11
     1.14   Rights of Lender, Limitations on Obligations of Lender..........................   12
     1.15   Termination of CAPEX Line Commitment............................................   13

2.   CONDITIONS PRECEDENT...................................................................   13
     2.1    Conditions to the Term Loan and Initial Acquisition Line Advance................   13
     2.2    Further Conditions to Each Acquisition Line Advance.............................   15

3.   REPRESENTATIONS AND WARRANTIES.........................................................   15
     3.1    Corporate Existence; Compliance with Law........................................   16
     3.2    Executive Offices; Corporate or Other Names.....................................   16
     3.3    Corporate Power; Authorization; Enforceable Obligations.........................   16
     3.4    Financial Statements and Projections............................................   16
     3.5    Material Adverse Change.........................................................   17
     3.6    Ownership of Property; Liens....................................................   17
     3.7    Restrictions; No Default; Material Contracts....................................   17
     3.8    Labor Matters...................................................................   18
     3.9    Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness.......   18
     3.10   Government Regulation...........................................................   18
     3.11   Margin Regulations..............................................................   19
     3.12   Taxes...........................................................................   19
     3.13   ERISA...........................................................................   19
     3.14   No Litigation...................................................................   21
     3.15   Brokers.........................................................................   21
     3.16   Patents, Trademarks, Copyrights and Licenses....................................   21

     3.17   Full Disclosure.................................................................   21
     3.18   Hazardous Materials.............................................................   22
     3.19   Insurance Policies..............................................................   22
     3.20   Deposit and Disbursement Accounts...............................................   22
     3.21   Subordinated Notes and Shareholders' Agreement..................................   22
     3.22   Representations and Warranties Regarding the Collateral.........................   22

4.   FINANCIAL STATEMENTS AND INFORMATION...................................................   24
     4.1    Reports and Notices.............................................................   24
     4.2    Communication with Accountants..................................................   24

5.   AFFIRMATIVE COVENANTS..................................................................   24
     5.1    Maintenance of Existence and Conduct of Business................................   24
     5.2    Payment of Charges and Claims...................................................   25
     5.3    Books and Records...............................................................   25
     5.4    Litigation......................................................................   25
     5.5    Insurance.......................................................................   25
     5.6    Compliance with Laws............................................................   26
     5.7    Agreements......................................................................   26
     5.8    Supplemental Disclosure.........................................................   27
     5.9    Environmental Matters...........................................................   27
     5.10   Landlord's and Mortgagee's Agreements...........................................   27
     5.11   Certain Obligations Respecting Subsidiaries.....................................   28
     5.12   Application of Proceeds.........................................................   28
     5.13   Fiscal Year.....................................................................   28
     5.14   Casualty and Condemnation.......................................................   28
     5.15   Covenants Regarding the Collateral..............................................   29
     5.16   Lender's Appointment as Attorney-in-Fact........................................   32
     5.17   Maintenance Covenant............................................................   34

6.   NEGATIVE COVENANTS.....................................................................   34
     6.1    Mergers, Subsidiaries, Etc......................................................   34
     6.2    Investments.....................................................................   34
     6.3    Indebtedness....................................................................   35
     6.4    Affiliate and Employee Loans and Transactions; Employment Agreements............   35
     6.5    Capital Structure and Business..................................................   35
     6.6    Guaranteed Indebtedness.........................................................   36
     6.7    Liens...........................................................................   36
     6.8    Sale of Assets..................................................................   36
     6.9    Material Contracts..............................................................   36
     6.10   ERISA...........................................................................   36

     6.11   Financial Covenants.............................................................   37
     6.12   Hazardous Materials.............................................................   38
     6.13   Sale-Leasebacks.................................................................   38
     6.14   Cancellation of Indebtedness....................................................   38
     6.15   Restricted Payments.............................................................   38
     6.16   Real Property Leases............................................................   39
     6.17   Bank Accounts...................................................................   39
     6.18   Subordinated Notes..............................................................   39
     6.19   No Speculative Transactions.....................................................   39
     6.20   Margin Regulations..............................................................   39
     6.21   Limitation on Negative Pledge Clauses...........................................   39
     6.22   Accounting Changes..............................................................   39
     6.23   EBITDA..........................................................................   40
     6.24   Fixed Charge Coverage Ratio.....................................................   40
     6.25   Leverage Ratio..................................................................   41
     6.26   Total Liabilities...............................................................   41

7.   TERM...................................................................................   42
     7.1    Duration........................................................................   42
     7.2    Survival of Obligations.........................................................   42

8.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES.................................................   42
     8.1    Events of Default...............................................................   42
     8.2    Remedies........................................................................   45
     8.3    Grant of Licenses to Use Patent and Trademark Collateral........................   47
     8.4    Waivers by Borrower.............................................................   47

9.   SUCCESSOR AND ASSIGNS..................................................................   48

10   PARTICIPATIONS AND ASSIGNMENTS.........................................................   48

11.  MISCELLANEOUS
     11.1   Complete Agreement; Modification of Agreement...................................   49
     11.2   Fees and Expenses...............................................................   50
     11.3   No Waiver.......................................................................   50
     11.4   Remedies........................................................................   51
     11.5   Severability....................................................................   51
     11.6   Conflict of Terms...............................................................   51
     11.7   Right of Set-off................................................................   51
     11.8   Authorized Signature............................................................   51
     11.9   GOVERNING LAW...................................................................   52
     11.10  Notices.........................................................................   52

     11.11  Section Titles..................................................................   54
     11.12  Counterparts....................................................................   54
     11.13  Time of the Essence.............................................................   54
     11.14  WAIVER OF JURY TRIAL............................................................   54
     11.15  NO ORAL AGREEMENTS..............................................................   54
     11.16  Release.........................................................................   54
     11.17  Amendment and Restatement of Original Agreement.................................   55

                                 INDEX OF ANNEXES, SCHEDULES AND EXHIBITS

Annex A             -         Definitions
Annex B             -         Schedule of Closing Documents
Annex C             -         Schedule of Certain Fees
Annex D             -         Financial Statements, Projections and Notices
Annex E             -         Insurance Requirements

Schedule 3.2        -         Executive Offices; Trade Names
Schedule 3.4        -         Financial Statements and Projections
Schedule 3.5        -         Dividends
Schedule 3.6        -         Real Estate and Leases
Schedule 3.7        -         Material Contracts
Schedule 3.8        -         Labor Matters
Schedule 3.9        -         Ventures, Subsidiaries and Affiliates;
                              Outstanding Stock
Schedule 3.12       -         Tax Matters
Schedule 3.13       -         ERISA Plans
Schedule 3.14       -         Litigation
Schedule 3.15       -         Brokers
Schedule 3.16       -         Patents, Trademarks, Copyrights and Licenses
Schedule 3.18       -         Hazardous Materials
Schedule 3.19       -         Insurance Policies
Schedule 3.20       -         Disbursement and Deposit Accounts
Schedule 3.22(c)    -         Schedule of Officers, Locations of Collateral and
                              Record  Concerning Collateral
Schedule 3.22(d)    -         Schedule of Instruments
Schedule 6.2        -         Investments
Schedule 6.3        -         Indebtedness
Schedule 6.4        -         Loans to and Transactions with Employees
Schedule 6.7        -         Liens
Schedule 11.8       -         Authorized Signatures

Exhibit A           -         [Intentionally Omitted.]
Exhibit B-1         -         Form of Note A
Exhibit B-2         -         Form of Note B
Exhibit C           -         Form of Borrower Pledge Agreement
Exhibit D           -         Form of Subsidiary Guaranty
Exhibit E           -         Form of Subsidiary Security Agreement
Exhibit F           -         Form of Parent Guaranty
Exhibit G           -         Form of Parent Pledge Agreement
Exhibit H           -         Form of Certificate Regarding Eligible Equipment
Exhibit I           -         Form of Shareholder Pledge Agreement
Exhibit J           -         Copy of Purchase Warrant (September 26, 1997)
Exhibit K           -         Copy of Warrant Purchase Agreement (September 26,

                              1997) and First Amendment thereto
Exhibit L           -         Form of Purchase Warrant (Closing Date)
Exhibit M           -         Form of Warrant Purchase Agreement (Closing Date)
Exhibit N           -         Copy of Company Guaranty

                                                                   Exhibit 10.47

                        ANNEXES, SCHEDULES AND EXHIBITS

                                      TO

                    AMENDED AND RESTATED LOAN AND SECURITY
                                   AGREEMENT

                         Dated as of December 16, 1997

                                    between
                            PREMIER GRAPHICS, INC.,

                                  as Borrower

                                      and

                     GENERAL ELECTRIC CAPITAL CORPORATION,
               for itself and as agent for certain participants

                   INDEX OF ANNEXES, SCHEDULES AND EXHIBITS
                   ----------------------------------------

Annex A                  -                        Definitions
Annex B                  -                        Schedule of Closing Documents
Annex C                  -                        Schedule of Certain Fees
Annex D                  -                        Financial Statements, Projections and Notices
Annex E                  -                        Insurance Requirements

Schedule 3.2             -                        Executive Offices; Trade Names
Schedule 3.4             -                        Financial Statements and Projections
Schedule 3.5             -                        Dividends
Schedule 3.6             -                        Real Estate and Leases
Schedule 3.7             -                        Material Contracts
Schedule 3.8             -                        Labor Matters
Schedule 3.9             -                        Ventures, Subsidiaries and Affiliates; Outstanding Stock
Schedule 3.12            -                        Tax Matters
Schedule 3.13            -                        ERISA Plans
Schedule 3.14            -                        Litigation
Schedule 3.15            -                        Brokers
Schedule 3.16            -                        Patents, Trademarks, Copyrights and Licenses
Schedule 3.18            -                        Hazardous Materials
Schedule 3.19            -                        Insurance Policies
Schedule 3.20            -                        Disbursement and Deposit Accounts
Schedule 3.22(c)         -                        Schedule of Offices, Locations of Collateral and Records
                                                  Concerning Collateral
Schedule 3.22(d)         -                        Schedule of Instruments
Schedule 6.2             -                        Investments
Schedule 6.3             -                        Indebtedness
Schedule 6.4             -                        Loans to and Transactions with Employees
Schedule 6.7             -                        Liens
Schedule 11.8            -                        Authorized Signatures

Exhibit A                -                        [Intentionally Omitted]
Exhibit B-1              -                        Form of Note A
Exhibit B-2              -                        Form of Note B
Exhibit C                -                        Form of Borrower Pledge Agreement
Exhibit D                -                        Form of Subsidiary Guaranty
Exhibit E                -                        Form of Subsidiary Security Agreement
Exhibit F                -                        Form of Parent Guaranty
Exhibit G                -                        Form of Parent Pledge Agreement
Exhibit H                -                        Form of Certificate Regarding Eligible Equipment
Exhibit I                -                        Form of Shareholder Pledge Agreement
Exhibit J                -                        Copy of Purchase Warrant (September 26, 1997)
Exhibit K                -                        Copy of Warrant Purchase Agreement (September 26, 1997)
                                                  and First Amendment thereto

Exhibit L           -         Form of Purchase Warrant (Closing Date)
Exhibit M           -         Form of Warrant Purchase Agreement (Closing Date)
Exhibit N           -         Copy of Company Guaranty